                                SCHEDULE 14A

                               (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement                      / / Confidential, for Use of the Commission
/X/ Definitive Proxy Statement                           Only (as permitted by Rule 14a-6(e)(2))
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-12

                             THE LACLEDE GROUP, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

         (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         /X/ No fee required.
         / / Fee computed on table below per Exchange Act Rules
             14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

----------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

----------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------------

         (5) Total fee paid:

----------------------------------------------------------------------------

         / / Fee paid previously with preliminary materials.
         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

----------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

----------------------------------------------------------------------------

         (3) Filing Party:

----------------------------------------------------------------------------

         (4) Date Filed:

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

                         [The Laclede Group logo]

                                Notice of

                             ANNUAL MEETING
                             OF SHAREHOLDERS

                                   and

                             PROXY STATEMENT
                            JANUARY 30, 2003

                         [The Laclede Group logo]

                            720 OLIVE STREET
                        ST. LOUIS, MISSOURI 63101

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME                10:00 a.m. on Thursday, January 30, 2003

PLACE               Marriott Pavilion Hotel
                    One Broadway
                    St. Louis, Missouri

ITEMS OF BUSINESS   1. TO ELECT THREE MEMBERS OF THE BOARD OF DIRECTORS
                       for three-year terms.

                    2. TO APPROVE THE RESTRICTED STOCK PLAN FOR NON-EMPLOYEE
                       DIRECTORS.

                    3. TO APPROVE THE LACLEDE GROUP EQUITY PLAN.

                    4. TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP as
                       our independent auditors for the 2003 fiscal year.

                    5. TO TRANSACT SUCH OTHER BUSINESS as may properly come
                       before the meeting and any adjournment or postponement.

RECORD DATE         You can vote if you are a common shareholder of record on
                    December 11, 2002.

ANNUAL REPORT       Our 2002 annual report was mailed together with this
                    proxy statement.

    YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE IN ONE OF THREE WAYS: (1) USE THE TOLL FREE TELEPHONE NUMBER SHOWN ON YOUR PROXY CARD; (2) VISIT THE WEB-SITE SHOWN ON YOUR PROXY CARD TO VOTE VIA THE INTERNET; OR (3) MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED, PRE-ADDRESSED, POSTAGE PAID ENVELOPE. IF YOUR SHARES ARE HELD BY A BROKER, BANK OR NOMINEE, IT IS IMPORTANT THAT YOU GIVE THEM YOUR VOTING INSTRUCTIONS.

                                      By the order of the Board of Directors,

December 24, 2002                     MARY CAOLA KULLMAN
                                         Secretary

                             PROXY STATEMENT

                                   OF

                         THE LACLEDE GROUP, INC.

                            720 OLIVE STREET
                           ST. LOUIS, MO 63101

            INFORMATION ABOUT THE ANNUAL SHAREHOLDERS MEETING

INTRODUCTION

    This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of The Laclede Group for use at the annual meeting of its shareholders to be held on January 30, 2003 and at any adjournment or postponement thereof. The meeting will be held at the Marriott Pavilion Hotel, One Broadway, St. Louis, Missouri at 10:00 a.m. The Laclede Group Annual Report for 2002 is being mailed to shareholders together with this proxy statement beginning on or about December 24, 2002.

    Effective October 1, 2001, The Laclede Group became the parent company of Laclede Gas Company. Accordingly, to the extent information in this proxy statement relates to the fiscal years ended
September 30, 2001 and earlier, that information is reported for Laclede Gas Company and not The Laclede Group.

ANNUAL MEETING ADMISSION

    If you are a shareholder of record, you may attend the annual meeting by checking in with The Laclede Group representatives at the desk outside the meeting room. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the meeting, you must show proof of ownership of The Laclede Group common stock at the desk.

WHO CAN VOTE

    Holders of record of The Laclede Group common stock at the close of business on December 11, 2002 are entitled to receive this proxy statement and to vote at the meeting. As of November 1, 2002 there were 18,961,827 shares of The Laclede Group common stock outstanding. You are entitled to one vote for each share owned of record on that date.

HOW YOU CAN VOTE

    Your vote is very important. There are three convenient voting methods:

    Voting by Telephone. You can vote your shares by telephone by calling the toll free telephone number on your proxy card. Telephone voting is available 24 hours a day. If you vote by telephone, you should not return your proxy card.

    Voting by Internet. You can also vote via the Internet. The web site for Internet voting is on your proxy card, and voting is available 24 hours a day. If you vote via the Internet, you should not return your proxy card.

    Voting by Mail. If you choose to vote by mail, mark your proxy card, date and sign it, and return it in the pre-addressed, postage paid envelope provided.

    If you participate in The Laclede Group dividend reinvestment and stock purchase plan, your proxy card will include the shares registered in your own name as well as those shares held for you in the dividend reinvestment and stock purchase plan. If you do not give voting instructions for shares owned by you through the plan, none of your shares in the plan will be voted.

    If you hold your shares through a broker, bank or other holder of record, please follow their directions for providing voting instructions.

HOW YOU MAY REVOKE OR CHANGE YOUR VOTE

    You can revoke your proxy at any time before it is voted at the meeting by:

    * sending written notice of revocation to the corporate secretary;

    * submitting another timely proxy by telephone, Internet or paper ballot; or

    * attending the annual meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor from the holder of record to be able to vote at the meeting.

OTHER VOTING MATTERS

    All shares that have been properly voted and not revoked will be voted at the annual meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted by those named in the proxy card as recommended by the board of directors.

    If any other matters are properly presented at the annual meeting for consideration, the persons named in the enclosed proxy card will have the discretion to vote on those matters for you. As of the date this proxy statement was printed, we do not know of any other matter to be raised at the annual meeting.

HOW VOTES ARE COUNTED

    Each share of common stock represents one vote. As provided in The Laclede Group bylaws, a majority of the shares entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum for the meeting.

    * The three director nominees receiving the greatest number of votes will be elected;

    * The proposals to approve The Laclede Group, Inc. Equity Plan, to approve the Restricted Stock Plan for Non-Employee Directors and to ratify the appointment of independent public accountants must receive the affirmative vote of a majority of the shares of The Laclede Group common stock voted on the proposal;

    * Abstentions and broker non-votes will be counted in determining a quorum for the meeting;

    * Shares withheld and broker non-votes will have no effect on the election of directors;

    * Abstentions as to the approval of The Laclede Group Equity Plan, the approval of the Restricted Stock Plan and the ratification of the appointment of independent public accountants will have the same effect as votes "against" these matters; and

    * Broker non-votes will have no effect on the approval of The Laclede Group Equity Plan and the Restricted Stock Plan or ratification of the appointment of independent public accountants.

ADJOURNMENTS

    We currently expect to take votes and close the polls on all proposals on the scheduled date of the annual meeting. However, we may:

    * Keep the polls open to facilitate additional proxy solicitation with regard to any or all proposals; or

    * Allow the inspectors of the election to count and report on the votes that have been cast after the polls have closed.

If any of the above occurs, we could propose one or more adjournments of the annual meeting. For any adjournment to be approved, the votes cast in favor of it must represent a majority of the total number of votes cast by the holders of stock present at the meeting in person or represented by proxy.

    Proxies that we have solicited will be voted in favor of any adjournment that we propose but will not be considered a direction to vote for any adjournment proposed by anyone else. If any adjournment is properly proposed at the meeting on behalf of anyone else, the persons named as proxies, acting in that capacity, will have the discretion to vote on the adjournment in accordance with their best judgment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of holdings and transactions in The Laclede Group shares with the Securities and Exchange Commission and the New York Stock Exchange. Based on our records and information, we believe that in all respects during fiscal year 2002 our directors and executive officers met all applicable Securities and Exchange Commission reporting requirements.

                          CORPORATE GOVERNANCE

    This past fiscal year has been a very eventful and tumultuous year across corporate America. Allegations of fraudulent disclosure at a number of major public companies plus the surge in accounting restatements at other companies have led to a general decline in investor confidence. The federal government reacted to these events by adopting the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange submitted to the Securities and Exchange Commission the proposals of the New York Stock Exchange Corporate Accountability and Listing Standards Committee relative to corporate governance. While many of these matters still require implementation by rule proposals or rule adoptions of the Securities and Exchange Commission, the company's management and board of directors determined that steps should be taken now to reassure your confidence in the company. The following steps have been taken to date and we continue to monitor best practices and other developments in corporate governance.

BOARD COMMITTEES

    We have developed charters for the nominating and compensation committees in addition to that of the audit committee. Copies of the charters for all three committees are attached to this proxy statement as appendices A-C. The nominating and compensation committee charters meet the listing standards proposed by the New York Stock Exchange as submitted to the Securities and Exchange Commission on August 16, 2002. Since the proposed standards are not yet final or effective, further changes to those charters may be required as the standards are finalized.

    As part of the process of creating the charter for the nominating committee, the board of directors determined that the committee should more appropriately be called the corporate governance committee. As indicated in its charter, the corporate governance committee will be responsible for assisting the board in identifying individuals qualified to become board members and recommending director nominees to the board as well as making recommendations to the board relative to corporate governance and the board's corporate governance principles. In addition to performing an annual evaluation of the committee's performance, this committee will also assist the board in the annual evaluation of the board's performance. The corporate governance committee charter also sets forth the independence requirement for its members. The charter expressly provides the authority of the committee to retain and terminate consultants of its selection that it deems necessary in the performance of its duties. The company will be responsible for any fees of those consultants.

    The compensation committee charter largely documents the committee's previous practices. Some additions include the requirement of an annual evaluation of the committee's performance as well as that all committee members be independent. While the compensation committee is responsible for administering and making recommendations to the board relative to incentive compensation plans and equity-based compensation plans, qualified plan matters, to the extent not delegated to management or another board committee, are handled by the full board. This committee's charter also expressly provides the authority to retain, at the company's expense, and terminate consultants of its selection.

    The audit committee charter, previously adopted by the company's audit committee on August 23, 2001 and included with last year's proxy statement, was revised to meet the requirements of Sarbanes-Oxley as in effect on the date of this proxy statement. A copy of the latest charter approved by the board on November 21, 2002 is attached as appendix C. The new independence standards included in the New York

Stock Exchange's proposed listing standards do not impact the composition of the company's audit committee. Its current members meet the existing as well as the proposed standards. The charter continues to provide for the committee's ability to retain, at company expense, and terminate such consultants or experts it deems necessary in the performance of its duties. Further changes may be required as the proposed listing standards for the New York Stock Exchange are finalized.

    Additionally, effective for the 2003 fiscal year, these committees, like the audit committee, are totally independent. The members of the corporate governance and compensation committees on and after October 1, 2002 are Messrs. Holman, Nasser and Stupp.

CORPORATE GOVERNANCE GUIDELINES AND COMMUNICATIONS WITH NON-EMPLOYEE
DIRECTORS

    At its October 31, 2002 meeting, the board of directors adopted corporate governance guidelines that are designed to meet the proposed listing standards of the New York Stock Exchange. A copy of the guidelines is attached as appendix D. These guidelines largely document practices and principles already in place at the board level. An addition in the guidelines provides for executive sessions of the non-management directors on a quarterly basis, with these sessions to be lead by the chair of the corporate governance committee, who is currently Mr. William
E. Nasser. Shareholders who desire to communicate with the non-management directors should send correspondence addressed to Corporate Governance Committee Chair, The Laclede Group, Inc., 720 Olive, Room 1517, St. Louis, MO 63101. Like the committee charters, the guidelines provide that the Board as a whole has the ability to retain, at the company's expense, the consultants it deems necessary in the performance of its duties. The guidelines also provide that the Board members have complete access to management.

CODE OF BUSINESS CONDUCT

    The company and its predecessor, Laclede Gas Company, have an established code of business conduct to cover such areas as conflicts of interest, trade secrets, confidential information, securities laws and the prohibition on insider trading, accuracy of books and records, various personnel policies, antitrust matters, environmental and safety laws, and political activities. The code is interpreted and amended by the company's legal department. A request for an exception to a policy requires approval by the general counsel and the head of the internal audit department. We are in the process of reviewing our code in light of the proposed listing standards of the New York Stock Exchange as well as the implementation of the Sarbanes-Oxley Act of 2002 to determine any changes needed to meet those new requirements. You may request a copy of the current version of the company's code of business conduct from our corporate secretary's office.

AMENDMENT OF RETIREMENT PLAN FOR NON-EMPLOYEE DIRECTORS

    The board also has amended the retirement plan for non-employee directors so that it will not be available for any director not already vested under the plan on November 1, 2002. Those directors already vested in the Retirement Plan for Non-employee Directors will continue under the plan, but the plan will not have any new participants after November 1, 2002. Further, any director not vested under the plan on November 1, 2002, will no longer participate in the plan. We are seeking approval by shareholders of this plan to meet the proposed listing standards of the New York Stock Exchange. Once approved, those nonvested directors and all new directors will instead receive additional benefits under the restricted stock plan for non-employee directors, which is being submitted at this meeting for your approval and a copy of which is attached as appendix E to this proxy statement. The restricted stock plan is not dilutive to shareholders since the trustee of the plan, UMB Bank
n. a., purchases on the open market shares to be used for the awards under the plan. The trustee then holds the shares as trustee for the benefit of the non-employee directors until the restrictions expire.

    Further corporate governance changes may be required as the Securities and Exchange Commission adopts new rules to implement various provisions of the Sarbanes-Oxley Act of 2002 and as the proposed New York Stock Exchange listing standards are finalized.

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                               PROPOSAL 1
                          ELECTION OF DIRECTORS

    The board of directors is divided into three classes, consisting of three directors each. Three directors will be elected at the annual meeting to serve for a three-year term expiring at our annual meeting in the year 2006. Having reached the mandatory age for retirement under our bylaws, Mr. Andrew B. Craig, III, will not stand for re-election this year. The board has selected Mr. Arnold W. Donald as the company's nominee to fill the directorship vacancy created by Mr. Craig's retirement, and Messrs. Holman and Nasser, the two other directors whose terms will expire on January 30, 2003, will stand for reelection.

    The persons named in the enclosed proxy card intend to vote proxies FOR the election of the three nominees listed below for terms expiring in 2006. If any nominee becomes unavailable for any reason before the meeting, which is not anticipated, the proxies received for that nominee will be voted for a person to be selected by our board of directors.

INFORMATION ABOUT THE NOMINEES AND DIRECTORS

NOMINEES FOR NEW TERM (TO EXPIRE AT ANNUAL MEETING, 2006):

    ARNOLD W. DONALD, 47, is Chairman of the Board and Chief Executive Officer of Merisant Company, a global corporation that manufactures and markets a variety of tabletop sweetener products with sales in over 100 countries. He has been Chairman of the Board and Chief Executive Officer since Merisant's formation in March 2000. From January 1998 to March 2000 he was Senior Vice President of Monsanto Company in St. Louis, Missouri and was responsible for Monsanto's growth, globalization and technology initiatives. He is a director of Crown Cork & Seal Company, Inc., Oil-Dri Corporation of America, Belden, Inc., Carnival Corporation and The Scotts Company.

    C. RAY HOLMAN, 60, is Chairman of the Board of Mallinckrodt Inc., which is a part of Tyco International, Inc., and Senior Vice President of Tyco International, Inc., a diversified corporation engaged in health-care and specialty products, telecommunications and electronics, flow control and fire and security services. He has been Chairman since October 1994, and President from December 1992 to December 1995 of Mallinckrodt, Inc. and Senior Vice President of Tyco International, Inc. since October 2000. Mr. Holman is a director of BankAmerica Corp.

                                  The Laclede Group director since: 2000
                                  Laclede Gas director since:       1994

    WILLIAM E. NASSER, 63, is Chairman of the Board of Enchira Biotechnology Corporation, a biotechnology company that applies its proprietary Drug Candidate Optimization Platform(TM) to create new therapeutic proteins. He has served as Chairman since April 1998. He was President and Chief Executive Officer of Enchira from April 1998 to June 1999. He retired as Chairman of the Board, Chief Executive Officer and President of Petrolite Corporation in November 1995. He had served in that capacity since February 1992. He is a director of Enchira Biotechnology Corporation.

                                  The Laclede Group director since: 2000
                                  Laclede Gas director since:       1994

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                                                    -----
                ELECTION OF THESE NOMINEES AS DIRECTORS.

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

DIRECTORS WITH TERM EXPIRING IN 2004:

    DR. HENRY GIVENS, JR., 69, has been president of Harris-Stowe State College for the last 23 years. He is a director of U.S. Bank National Association.

                                  The Laclede Group director since: 2000
                                  Laclede Gas director since:       1992

    MARY ANN VAN LOKEREN, 55, has been Chairman and Chief Executive Officer of Krey Distributing Co., an Anheuser-Busch wholesaler, since December 1986. She is a director of Commerce Bancshares, Inc. and Masco Corporation.

                                  The Laclede Group director since: 2000
                                  Laclede Gas director since:       1992

    DOUGLAS H. YAEGER, 53, has been Chairman of the Board, President and Chief Executive Officer of The Laclede Group since October 26, 2000. He has been Laclede Gas' Chairman of the Board since January 28, 1999, Chief Executive Officer since January 1, 1999 and President since December 1, 1997. He served as Laclede Gas' Executive Vice President--Operations and Marketing from September 1, 1995 through November 30, 1997. He is a Director of First Banks, Inc.

                                  The Laclede Group director since: 2000
                                  Laclede Gas director since:       1998

DIRECTORS WITH TERM EXPIRING IN 2005:

    ROBERT C. JAUDES, 68, retired as Laclede Gas' Chief Executive Officer on January 1, 1999 and as Chairman of the Board on January 28, 1999. From January 27, 1994 to December 1, 1997, he served as Chairman of the Board, Chief Executive Officer and President of Laclede Gas. On December 1, 1997, Mr. Jaudes relinquished the title of President but continued to serve as Laclede Gas' Chairman of the Board and Chief Executive Officer until his retirement. Mr. Jaudes was an employee of Laclede Gas from 1955 to December 31, 1998.

                                  The Laclede Group director since: 2000
                                  Laclede Gas director since:       1983

    W. STEPHEN MARITZ, 44, has been Chairman of the Board of Maritz Inc. since February 26, 2001 and Chief Executive Officer since November 1998. Maritz Inc. provides performance improvement, marketing research and travel services on a global basis. Previously, he served as Vice Chairman from July 1994 to February 26, 2001 and President from April 1, 1997 to February 26, 2001. From April 1, 1997 to November 1998, Mr. Maritz was Chief Operating Officer of Maritz Inc.

                                  The Laclede Group director since: 2000
                                  Laclede Gas director since:       1999

    ROBERT P. STUPP, 72, is and since December 31, 1990 has been the President and Chief Executive Officer of Stupp Bros., Inc. Stupp Bros. has (1) two operating divisions: Stupp Bridge Company of Bowling Green, Kentucky, fabricator of steel highway and railroad bridges; and Stupp Corporation of Baton Rouge, Louisiana, producer of custom-made electrical resistance welded pipe for oil and gas transmission; and (2) three subsidiaries: Hammerts Iron Works, Inc. of St. Louis, Missouri, fabricator of structural steel; Bayou Coating L.L.C. of Houston, Texas, provider of applicators for steel line pipe; and Midwest Bank Centre of St. Louis, Missouri, a Missouri bank and member of the FDIC and Federal Reserve systems. Mr. Stupp currently serves, and has served since 1960, as a senior executive officer of one or more of those entities. He is a director of Stupp Bros., Inc.

                                  The Laclede Group director since: 2000
                                  Laclede Gas director since:       1990

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

    The standing committees of the board of directors as of September 30, 2002, included the audit committee, the compensation committee and the nominating committee. During the 2002 fiscal year, there were 13 meetings of our board of directors. All directors attended 75% or more of the aggregate number of meetings of the board and applicable committee meetings.

    The audit committee assists the board of directors in fulfilling the board's oversight responsibilities with respect to the quality and integrity of the financial statements, financial reporting process, and systems of internal controls. The audit committee also assists the board in monitoring the independence and performance of the independent auditors. The audit committee is composed of independent directors, as defined by New York Stock Exchange listing standards, and operates under a written charter adopted by the board of directors. The members of the committee at fiscal year end were Andrew B. Craig, III, Dr. Henry Givens, Jr., C. Ray Holman (chairman), W. Stephen Maritz and Mary Ann Van Lokeren. The committee met three times in fiscal year 2002. The charter for the audit committee, which is attached to this proxy statement as appendix C, has been revised recently to meet the proposed New York Stock Exchange's new listing standards.

    The compensation committee reviews and recommends to the board the salaries and all other forms of compensation of officers. The committee members at fiscal year end were C. Ray Holman, Robert C. Jaudes, William
E. Nasser and Robert P. Stupp (chairman). The committee met five times in fiscal year 2002. Effective October 1, 2002, the committee is comprised solely of independent directors and operates under a written charter adopted by the board of directors, a copy of which is attached to this proxy statement as appendix B. Each current committee member is independent as provided in the New York Stock Exchange's proposed listing standards. The current members of the committee are Messrs. Holman, Nasser and Stupp (chairman).

    The nominating committee recommends new director nominees to the board of directors. The committee members at fiscal year end were C. Ray Holman, Robert C. Jaudes, William E. Nasser and Robert P. Stupp (chairman). The committee met two times in fiscal year 2002. Effective October 1, 2002, this committee is known as the corporate governance committee and is now also responsible for considering and making recommendations to the board relative to corporate governance and the board's corporate governance guidelines. Each current committee member is independent as provided in the New York Stock Exchange's proposed listing standards. The current committee members are Messrs. Holman, Nasser (chairman) and Stupp. The corporate governance committee also operates pursuant to a written charter approved by the board, a copy of which is attached to this proxy statement as appendix A.

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

BENEFICIAL OWNERSHIP OF LACLEDE GROUP COMMON STOCK

    The following table sets forth as of September 30, 2002 the beneficial ownership of The Laclede Group common stock by (i) Stupp Bros., Inc., 3800 Weber Road, St. Louis, MO 63125, the only person or entity who, as of September 30, 2002, is known to be the beneficial owner of 5% or more of common stock, (ii) each director and director nominee,
(iii) each named executive officer listed in the Summary Compensation Table, and (iv) all directors, nominees and executive officers as a group.

                                           AMOUNT AND NATURE OF OWNERSHIP

                                                      SOLE VOTING       SHARED VOTING
                                                        AND/OR             AND/OR
                       NAME OF                        INVESTMENT         INVESTMENT                         PERCENT
                   BENEFICIAL OWNER                      POWER              POWER             TOTAL         OF CLASS
                   ----------------                   -----------       -------------       ---------       --------
      A. B. Craig, III..........................          3,400                -0-              3,400           *
      A. W. Donald..............................            -0-                -0-                -0-           *
      H. Givens, Jr.............................          2,800(1)             -0-              2,800           *
      C. R. Holman..............................          3,400(1)             -0-              3,400           *
      R. C. Jaudes..............................         15,345             10,891(2)          26,236           *
      W. S. Maritz..............................          1,400(1)             -0-              1,400           *
      G. T. McNeive, Jr.........................          4,016                -0-              4,016           *
      J. Moten, Jr..............................            194                -0-                194
      W. E. Nasser..............................          3,400(1)             -0-              3,400           *
      K. J. Neises..............................            545                -0-                545           *
      R. E. Shively.............................            -0-                -0-                -0-           *
      R. P. Stupp...............................          5,832          1,155,000(3)       1,160,832         6.14%
      M. A. Van Lokeren.........................          3,800(1)             -0-              3,800           *
      D. H. Yaeger..............................          4,865                -0-              4,865           *
      Stupp Bros., Inc..........................      1,155,000(3)             -0-          1,155,000         6.10%
      All directors and executive officers
        (20) as a group.........................                                            1,219,741         6.45%

---------
(1) Includes restricted, nonvested shares granted under the Restricted Stock Plan for Non-Employee Directors, as described in more detail on page 16.
(2) Owned jointly with spouse.
(3) Stupp Bros., Inc. owns these 1,155,000 shares. Mr. Stupp is a Director and Executive Officer of Stupp Bros., Inc. and has a one-third interest in a voting trust that controls 100% of the stock of Stupp Bros., Inc.
*   Less than one percent.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

    The table that follows presents information about compensation for the chief executive officer and four other most highly compensated executive officers of the company and its subsidiaries for the last three fiscal years.

                                                                                 LONG TERM
                                                                                COMPENSATION
                                                 ANNUAL COMPENSATION              PAYOUTS
                                        -------------------------------------   ------------
          NAME AND                                             OTHER ANNUAL         LTIP           ALL OTHER
   PRINCIPAL POSITION(1)      YEAR       SALARY     BONUS     COMPENSATION(3)   PAYOUTS(4)      COMPENSATION(5)
   ---------------------      ----      --------    -----     ---------------   ----------      ---------------
D. H. Yaeger                  2002      $419,400   $25,000       $15,000          $95,093          $ 9,527
Chairman of the Board,        2001       386,667       -0-        16,000           82,542            9,205
President and CEO             2000       363,333       -0-        16,000           71,522            7,571

K. J. Neises                  2002       254,833       -0-           -0-           45,309           25,902
Executive Vice President--    2001       235,833       -0-           -0-           39,865           19,339
Energy and Administrative     2000       219,500       -0-           -0-           33,500           15,751
Services

G. T. McNeive, Jr.            2002       232,000       -0-           -0-           43,969           10,189
Senior Vice President--       2001       223,500       -0-           -0-           38,860            9,967
Finance and General Counsel   2000       212,500       -0-           -0-           33,500            8,280

R. E. Shively                 2002       240,000    50,000(2)     96,078            7,538              501
Senior Vice President--       2001       171,304       -0-           -0-              -0-          139,167
Business & Services
Development

J. Moten, Jr.                 2002       170,000       -0-           -0-              -0-            6,627
Senior Vice President--       2001       138,458       -0-           -0-              -0-            5,947
Operations and Marketing      2000       124,000       -0-           -0-              -0-            4,900

---------
(1) Mr. Shively first joined the company in January 2001; Mr. Moten was promoted to senior vice president effective July 1, 2001; Mr. Neises was promoted to executive vice president effective February 1, 2002; and Mr. McNeive retired October 1, 2002.

(2) The bonus for Mr. Shively reflects an employment bonus payable upon his completion of one year of service with the Company.

(3) The amounts in this column reflect fees paid for attendance at board of directors and board committee meetings. Effective October 1, 2002, these fees are no longer paid to directors who are also officers of the company. For Mr. Shively, this column includes a $96,078 gross-up payment in fiscal year 2002 for taxes on his living and relocation expenses and fees incurred in fiscal year 2001.

(4) The amounts in this column reflect dividend equivalents paid under the incentive compensation plan to the named executive officer during the three most recent fiscal years. For a more detailed discussion of the plan, see the Long-Term Incentive Plan Table and discussion beginning on page 10.

(5) For 2002 this column includes (a) above-market interest on deferrals under the deferred income plan described on page 10 (Mr. Yaeger, $-0-; Mr. Neises, $6,302; Mr. McNeive, $1,954; Mr. Shively, $-0-; and Mr. Moten, $-0-); (b) above-market interest on deferrals under the deferred income plan II (Mr. Yaeger, $3,110; Mr. Neises, $13,433; Mr. McNeive, $3,073; Mr. Shively, $380; and Mr. Moten, $619); (c) matching contributions under the salary deferral savings plan, which was established under Section 401(k) of the Internal Revenue Code (Mr. Yaeger, $6,296; Mr. Neises, $6,046; Mr. McNeive, $5,041; Mr. Shively, $-0-; and Mr. Moten, $5,887); and (d) the company-paid premiums for supplemental travel and accident insurance for accidental death or dismemberment with benefits of up to $250,000 (approximately $121 for each named executive officer).

INCENTIVE COMPENSATION PLAN

    The following table discloses certain information about the incentive compensation plan, which is considered a type of long-term incentive plan under the proxy disclosure rules of the Securities and Exchange
Commission.

            LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                                                                     PERIOD
                                                         NUMBER      UNTIL
        NAME                                            OF UNITS   MATURATION
        ----                                            --------   ----------
Douglas H. Yaeger.....................................   10,000     5 years
Kenneth J. Neises.....................................    3,750     4 years
Gerald T. McNeive, Jr.................................    3,750     4 years
Robert E. Shively.....................................    7,500     5 years

    Under the long-term incentive plan, each participant may be granted a certain number of share units that are credited with quarterly dividend equivalent payments and an annual deferred compensation amount. The persons entitled to participate in the plan and the number of share units awarded to the participants is determined by the compensation committee and approved by the board of directors.

    Under the plan, each time a cash dividend is paid on the company's outstanding common stock a dividend equivalent payment is made to each share unit in an amount equal to the dividend. The amount of dividend equivalent payments made to the named executive officers during the last fiscal year is disclosed in the "LTIP Payouts" column in the Summary Compensation Table. In addition, each year a deferred compensation adjustment is made with respect to each share unit outstanding at the end of the most recent fiscal year in an amount equal to the increase or decrease in the per share consolidated retained earnings for that year, provided, however, that in a participant's first year of participation the deferred compensation amount will not be less than zero. During the fiscal year ended September 30, 2002, each share unit was debited $.16 as a deferred compensation amount, except for Mr. Shively's units, which received no deferred compensation amount since this was his first year of participation in the plan. A participant forfeits all rights to the share units if his or her employment is terminated for any reason other than retirement, death, disability or resignation by the participant after a hostile change in control of the company.

    For each share unit awarded to a participant prior to January 26, 1995, the participant or the participant's spouse, as the case may be, is entitled to receive all dividend equivalent payments and deferred compensation adjustments on each share unit during the participant's lifetime, and, after the participant's death, during the lifetime of the participant's spouse, regardless of the participant's age at retirement. For each share unit awarded after January 26, 1995, the participant or the participant's spouse is only entitled to receive the dividend equivalent payments and deferred compensation amounts if the participant retired after age 65 or retired before age 65 but, based on the participant's age at the time of the award, was employed by the company after the date of the award of the share unit for the number of years set forth below:

                            NUMBER OF YEARS OF SERVICE
          AGE AT              REQUIRED FOLLOWING THE
      DATE OF AWARD             DATE OF SUCH AWARD
      -------------         --------------------------
61 and older..............              2
55-60.....................              4
54 and under..............              5

    In accordance with the above schedule, since Mr. McNeive retired prior to age 65, he was not vested in the share units awarded on and after January 1999.

PENSION PLAN

    The table below shows estimated annual benefits payable at a normal retirement date under the employees' retirement plan and the supplemental retirement benefit plan.

                                             PENSION PLAN TABLE
                                 ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                                                              YEARS OF SERVICE
          AVERAGE FINAL          --------------------------------------------------------------------------
          COMPENSATION              15         20         25         30         35         40         45
          -------------             --         --         --         --         --         --         --
      $150,000.............      $ 43,515   $ 58,020   $ 75,525   $ 87,030   $101,535   $116,040   $131,790
       200,000.............        59,265     79,020     98,775    118,530    138,285    158,040    179,040
       250,000.............        75,015    100,020    125,025    150,030    175,035    200,040    226,290
       300,000.............        90,765    121,020    151,275    181,530    211,785    242,040    273,540
       350,000.............       106,515    142,020    177,525    213,030    248,535    284,040    320,790
       400,000.............       122,265    163,020    203,775    244,530    285,285    326,040    368,040
       450,000.............       138,015    184,020    230,025    276,030    322,035    368,040    415,290
       500,000.............       153,765    205,020    256,275    307,530    358,785    410,040    462,540

    "Average final compensation" is the greater of: (a) the annual average of the highest compensation for 36 consecutive calendar months during the participant's last 120 months of service; and (b) the annual average of the highest compensation for three consecutive calendar years during the participant's last ten calendar years of service. Compensation used for pension formula purposes is the type of compensation included as "Salary" and "Bonus" in the Summary Compensation Table.

    Benefits shown in the table (the calculation of which, in some cases, takes into account the portion of average final compensation in excess of Social Security covered compensation, and, in other cases, is calculated after the deduction of Social Security offset amounts) assume retirement at age 65, the years of service shown, continued existence of the current plans without substantial change and payment in the form of a single life annuity. Years of service as of September 30, 2002 for the persons named in the Summary Compensation Table are as follows: D. H. Yaeger, 11 years;
R. E. Shively, 1 year; K. J. Neises, 18 years; G. T. McNeive, Jr., 16 years; and J. Moten, Jr., 39 years.

OTHER PLANS

    Executive Salary Protection Plan. The executive salary protection plan entitles the designated beneficiaries of a participating executive officer to receive certain payments upon the executive officer's death. The amount of the payment is determined based upon the annual salary of the executive officer, whether the executive officer was actively employed or retired and the age of the executive officer, all as of the time of the executive officer's death.

    Management Continuity Protection Plan. The management continuity protection plan entitles the participating officer to receive a lump sum payment if the executive officer's employment is terminated for any reason (other than death, disability or for actions involving moral turpitude) within 42 months, in the case of most officers, or 54 months, in the case of the president and any executive vice president, after a change in control of the company. Each of the named executive officers, except Mr. Yaeger, participate in the plan. The amount of the payment is determined by multiplying the officer's average annual compensation for the five-year period preceding the termination by two, but the payment can be reduced depending upon the period of time that the officer remained employed following the change in control, and the number of months until the officer would attain the age of 65. Under the plan, a "change in control" is deemed to have occurred when any person becomes a beneficial owner, directly or indirectly, of the company's outstanding securities representing:

    * more than 50% of the voting power of the company; or

    * at least 30% but not more than 50% of the voting power of the company and a majority of the outside members of the board of directors determine that a change in control has occurred.

    Severance Benefits Agreement. Mr. Yaeger has a separate severance benefits agreement that provides him with certain benefits payable upon the termination of his employment. This agreement supersedes the management continuity protection plan and any provision of any other plan that is inconsistent with the agreement.

    Under the severance benefit agreement, if, prior to a change in control of the Company, Mr. Yaeger's employment is terminated without cause or if he resigns for good reason, he is entitled to receive the following benefits:

    * a lump sum payment equal to 18 times his then monthly base salary;

    * a lump sum payment equal to the present value of the pension benefits under the retirement plan and supplemental retirement benefit plan;

    * a lump sum payment equal to the present value of any vested post-retirement benefits;

    * full retiree coverage under the health insurance plan and other welfare benefit plans as if he had retired as of the date of termination; and

    * a payment equal to the amount of any excise tax (and income tax on these additional amounts) paid by Mr. Yaeger on any excess parachute payments.

    If, after a change in control of the company, Mr. Yaeger's employment is terminated without cause or he resigns for any reason, he is entitled to receive the following benefits:

    * a lump sum payment equal to 36 times his then monthly base salary, reduced according to the number of months beyond six full calendar months after the change in control that he remained employed;

    * a lump sum payment equal to the present value of the pension benefits under the retirement plan and supplemental retirement benefit plan;

    * a lump sum payment equal to the present value of any post-retirement benefits, with all benefits being treated as if they were fully vested;

    * full retiree coverage under the health insurance plan and other welfare benefit plans as if he had retired as of the date of termination; and

    * a payment equal to the amount of any excise tax (and income tax on these additional amounts) paid by Mr. Yaeger on any excess parachute payments.

    If Mr. Yaeger's employment is terminated for cause at any time before or after a change in control, he will not be entitled to any benefits under the severance benefit agreement. If Mr. Yaeger dies while the agreement is still in effect, the agreement will terminate except as to any amounts that may have become payable as a result of the termination of his employment before his death.

    In consideration of the benefits granted to Mr. Yaeger under the agreement, he is restricted from competing with the company under certain circumstances and from disclosing confidential information concerning the company.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S OR LACLEDE GAS' FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE THIS PROXY STATEMENT, IN WHOLE OR IN PART, COMPENSATION REPORT REGARDING EXECUTIVE COMPENSATION, PERFORMANCE GRAPH AND AUDIT COMMITTEE REPORT CONTAINED IN THIS PROXY STATEMENT SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

COMPENSATION COMMITTEE REPORT REGARDING EXECUTIVE COMPENSATION

    The compensation committee of the board of directors ("Committee") administers and determines the executive compensation program. After review and approval by the Committee, all material issues relating to executive compensation are submitted to the full board for consideration and approval.

    The philosophy of the Committee as it relates to executive compensation is that the chief executive officer (CEO) and other executive officers should be compensated at levels designed to attract, motivate, and retain talented executives who are capable of leading the Company in achieving its business objectives in an environment of increasing complexity, competition, and change; to encourage and reward excellent performance; and to encourage individual growth as a part of the Company's management development program.

    Annual compensation for senior management consists of salary, and for certain key executives, a long-term incentive compensation plan. Salary levels for Company executives are reviewed and may be adjusted annually. Salaries are also increased to recognize promotions and assignment of increased responsibilities. In determining appropriate salaries, the Committee considers: (1) the CEO's recommendations as to compensation for all other executive officers; (2) the scope of responsibility, experience, time in position, and individual performance for all officers, including the CEO; (3) internal fairness and equity among positions held by each executive officer; (4) special factors such as each individual's willingness and ability to accept special assignments and responsibilities; (5) general cognizance of pay practices of major companies within the St. Louis region as well as within industry generally relating to executives of comparable responsibility; and (6) corporate performance. Evaluation of corporate performance takes into account the significant effects that weather variations as well as other unusual events may have on the Company's earnings per share and other financial and operating results as compared to corporate budgeted levels. The Committee's analysis is a subjective process that utilizes no specific weighting or formula of the aforementioned factors in determining executives' base salaries.

    Awards under the long-term incentive compensation plan may be granted by Committee recommendation and board approval to the CEO and/or certain other key executives who have, in the judgment of the Committee, demonstrated their ability and who the Company seeks to retain in positions which can affect the long-term success of the Company, including both the establishment and execution of the Company's business strategies. Under this plan, upon the recommendation of the Committee, the board of directors, exclusive of any employee director who is eligible to participate in the plan, may award share units to these key executives. The executives are paid quarterly dividend equivalents on these share units at the same rate that dividends are paid to shareholders. Share units also have a deferred compensation component based on changes in retained earnings over the course of a year. Such deferred compensation is payable upon the executive's retirement. Current compensation under this plan is limited to 25% of the executive's current annual salary. Awards granted under this plan are intended to encourage the continued employment of these talented executives. Toward that end, this plan requires that an executive provide a certain number of additional years of service after the date of an award of share units in order for post-retirement dividend equivalents and deferred compensation amounts associated with that award to be paid. This plan provides compensation that is directly linked with earnings per share achievement, a critical factor in creating increased shareholder value. In determining the number of new share units to be awarded to a key executive, the Committee considers an individual's current salary level, the number of share units previously awarded, as well as expectations for the executive's performance relative to maintaining the Company's long-term financial and operational integrity.

    The compensation of executive officers was adjusted effective
February 1, 2002.

    Also, the board of directors, in recognition of the prior performance and the high level of responsibility of several of the Company's senior officers, awarded new share units to them, as set forth in greater detail elsewhere in this proxy statement. Such share unit awards are intended, among other things, to relate a portion of executive compensation more directly with the long-term interest of shareholders.

    In determining the total compensation package of the CEO for 2002, the Committee considered all of the matters discussed above. The Committee also considered the attainment of corporate-wide budgeted goals, giving recognition to factors such as weather, interest rates and regulatory policies which can significantly impact operating results of gas utilities but are generally outside the control of management. Further, the Committee considered factors related to individual performance and responsibility for the Company's long-term strategic direction. Noted under Mr. Yaeger's leadership were: (1) the successful implementation of the holding company structure, (2) the timely negotiation of a settlement of the rate case filed in 2001, (3) the effective use of the Price Stabilization Program at the utility level,
(4) the development and advocacy of strategies to deal with the volatility of weather and gas prices, and (5) furthering the long-term strategy and business planning process for the Company, including the acquisition of SM&P Utility Resources, Inc. In January 2002, the board of directors, after considering the various factors and accomplishments described above, granted Mr. Yaeger an increase in base salary, a cash bonus and also awarded him 10,000 additional share units under the incentive compensation plan.

    Due to the adoption of the Company's long-term strategy to stabilize the core utility's earnings and develop supplemental sustainable growth businesses that extend the Company's strengths, management and the Board undertook, with the assistance of an outside consultant, a comprehensive review of its executive compensation program based on current market practice. The outside consultant recommended and the Committee agreed that the Company's compensation program should include an annual incentive compensation plan and an equity component to better link these key employees' interests with those of the shareholders. The Committee believes that the implementation of The Laclede Group Equity Plan discussed beginning on page 19 of this proxy statement will advance the interests of the Company and its shareholders by providing a means to attract, retain, and motivate employees upon whose judgment, initiative and effort the Company's continued success, growth and development is dependent. The Committee and the Board of Directors endorses and recommends that the shareholders approve the adoption of that plan.

                                          Compensation Committee

                                          Robert P. Stupp, Chairman
                                          C. Ray Holman
                                          Robert C. Jaudes
                                          William E. Nasser

PERFORMANCE GRAPH

    The following performance graph compares the performance of The Laclede Group's common stock to the Standard & Poor's 500 Stock Index and to the Standard & Poor's Utilities Index for The Laclede Group's last five fiscal years. The graph assumes that the value of the investment in The Laclede Group's common stock and each index was $100 at September 30, 1997, and that all dividends were reinvested. The information contained in this graph is not necessarily indicative of future performance.

              COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                 THE COMPANY, S&P 500, AND S&P UTILITIES

                                 [GRAPH]

--------------------------------------------------------------------------------------------------------------
                   1997             1998             1999             2000             2001             2002
--------------------------------------------------------------------------------------------------------------
 Laclede          $100.00          $100.14          $104.67          $106.11          $124.59          $127.91
--------------------------------------------------------------------------------------------------------------
 S&P 500          $100.00          $109.05          $139.36          $157.88          $115.85          $ 92.12
--------------------------------------------------------------------------------------------------------------
 S&P Utilities    $100.00          $130.71          $128.40          $184.07          $137.62          $ 88.88
--------------------------------------------------------------------------------------------------------------

AUDIT COMMITTEE REPORT

    The primary function of the audit committee is oversight. Management is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting practices and policies as well as internal controls and procedures designed to provide reasonable assurance that the Company is in compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and performing an independent audit of the financial statements in accordance with generally accepted accounting standards and to issue a report thereon. The audit committee is responsible for overseeing the conduct of these activities by Company management and the independent auditors.

    In this context, the audit committee has reviewed and discussed the audited financial statements for fiscal year 2002 with management and the independent auditors, Deloitte & Touche LLP. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

    Deloitte & Touche LLP has provided the committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with the independent auditors that firm's independence.

    Based on the reviews and discussions referred to above, the committee recommended to the board of directors that the audited financial statements referred to above be included in the Annual Report on Form 10-K for the year ended September 30, 2002.

                                          Audit Committee

                                          C. Ray Holman, Chairman
                                          Andrew B. Craig, III
                                          Henry Givens, Jr.
                                          W. Stephen Maritz
                                          Mary Ann Van Lokeren

AUDIT FEES

    The following table displays the aggregate fees billed for the fiscal year ended September 30, 2002 by the company's principal accounting firm, Deloitte & Touche LLP.

              Audit Fees.............................  $210,000
              Financial Information Systems
                Design and Implementation Fees.......  $    -0-
              All Other Fees.........................  $160,200
                                                       --------
              Total Fees.............................  $370,200
                                                       ========

    The "All Other Fees" includes fees for (i) audits of benefit plans,
(ii) accounting and tax advice relative to the formation of the holding company, and (iii) accounting and tax advice relative to the acquisition and integration of SM&P Utility Resources, Inc., as well as the audits of SM&P's benefit plans. The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

COMPENSATION OF DIRECTORS

    Retainer and Fees. Directors who are not employees of The Laclede Group receive a monthly retainer fee of $1,500. Also, during fiscal year 2002, all directors received a fee of $1,000 for each board meeting attended personally, and $500 for each board meeting attended via telephone conference call. Directors also received fees of $500 for each committee meeting attended personally, and $250 for each committee meeting attended via telephone conference call. Each chairman of a committee of the board received an additional $1,000 annual fee.
Board members may defer their fees and retainers under a deferred income plan, under which the deferrals earn interest at rates, depending on the director's age, based upon Moody's corporate rates.

    Non-Employee Director Plans. Non-employee directors, i.e., those who are not employees or former employees of the company or any of its subsidiaries, in office prior to November 1, 2002 participate in a retirement plan for non-employee directors. Effective November 1, 2002, this plan has been amended to only allow as participants those who were vested under the plan on November 1, 2002. Those directors already vested in benefits under the plan will continue their participation. The plan provides benefits for participants who are non-employee directors not entitled to benefits under the Laclede Gas qualified pension plan and who serve at least five years as a director or who die while serving as a director. Pursuant to this plan, the eligible director (the "participant"), or the participant's designated beneficiary, would, following the discontinuance of the participant's service as a director (or following the participant's attaining 65 years of age, if the participant is not at least 65 years old at the time of such discontinuance of service), receive an annual retirement payment amount equal to a percentage (the "applicable percentage") of the annual board retainer fee at the time of such participant's discontinuance of service. The applicable percentage is 10% for each of the first ten years of service of such participant as a director. The annual payments to the retired participant continue until that participant's death, but if that participant dies before receiving at least ten annual payments, then that participant's designated beneficiary, during that beneficiary's lifetime, receives the remainder of the first ten annual payments that the deceased participant would have received.

    For more than a decade, non-employee directors have participated in a restricted stock plan for non-employee directors. As noted in the corporate governance section above, that plan was amended and restated concurrently with the prohibition on new participants, and removal of those who were not yet vested, in the retirement plan for non-employee directors. We are submitting the restricted stock plan for non-employee directors to shareholders for approval now in recognition of the intent in the New York Stock Exchange's proposal that such approval be obtained. A detailed description of this plan begins on page 16 of this proxy statement and a copy is attached as appendix E. In January 2002, Messrs. Holman, Maritz, and Nasser and Mrs. Van Lokeren each received a grant of 200 non-vested shares; Dr. Givens received a grant of 100 vested shares and 100 restricted shares; and Messrs. Craig and Stupp each received a grant of 200 vested shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During fiscal year 2002, Mr. Jaudes served as one of the four members of the compensation committee. As of October 1, 2002, he no longer serves on the committee.

EQUITY COMPENSATION PLAN INFORMATION

    Currently, the company has no compensation plans under which equity securities of the company are authorized for issuance. The 1990 Restricted Stock Plan for Non-Employee Directors uses shares purchased in the open market by the trustee. The 1990 plan is described in more detail starting on this page and a copy of the current plan and its previous amendments are exhibits to the company's annual report on Form 10-K. The company is seeking shareholder approval of the restricted stock plan for non-employee directors, which will continue the use of shares purchased by the trustee in the open-market.

                               PROPOSAL 2
      APPROVAL OF RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

PURPOSE OF THE PLAN AND REASON FOR THE PROPOSAL

    The restricted stock plan for non-employee directors has been in place since 1990. The principal purpose of the plan is to attract and retain qualified persons who are not employees or former employees of the company or any of its subsidiaries for service as members of the board of directors and to encourage ownership in the company by such non-employee directors by granting shares of common stock subject to the restrictions described below. As indicated previously, this plan was amended and restated concurrently with prohibition of new participants, and removal of participants who were not vested on November 1, 2002, in the retirement plan for non-employee directors. The restricted stock plan as amended and restated is attached to this proxy statement as appendix E. The principal change to the plan is the increase in the annual grants to those non-employee directors who are not participants in the retirement plan for non-employee directors. We are submitting this plan to you for approval in anticipation of the changes to the New York Stock Exchange's requirements.

    Under the plan, the trustee, UMB Bank, n. a., acquires the shares for the grants in the open market and holds the shares as trustee for the benefit of the non-employee directors until the restrictions expire. The grants of shares under the plan have been disclosed in the past in the company's proxy statements under Compensation of Directors and filed as an exhibit to the company's annual report on Form 10-K.

SUMMARY DESCRIPTION OF THE RESTRICTED STOCK PLAN

ELIGIBILITY

    A non-employee director is a director who is not and never has been employed by the company or any of its subsidiaries. Seven of the nine current directors, as well as the director nominee, qualify as non-employee directors.

GRANTS

    Each new non-employee director, including one who is elected to the board at a time other than an annual meeting of shareholders, receives an initial grant of 800 shares of restricted stock. Annually thereafter each non-employee director who is not a participant in the retirement plan for non-employee directors will receive on the annual meeting date an additional grant of 350 shares for service rendered during the year preceding the annual meeting, while each non-employee director who is a participant in the retirement plan for non-employee directors will receive an annual grant of 200 shares on the annual meeting date for the prior year's service. Prior to the November 1, 2002 amendment and restatement, the annual grant was 200 shares to each non-employee director on the annual meeting date for the prior year's service.

PLAN BENEFITS

    Assuming the plan as amended and restated is approved by shareholders, the following table sets forth the name of each non-employee director and director nominee eligible to receive a grant under the plan on January 30, 2003, the number of shares that each such non-employee director and non-employee directors as a group may be granted on January 30, 2003 and the value of such shares.

                               RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
                                            JANUARY 30, 2003 GRANTS

      NAME OF NON-EMPLOYEE DIRECTOR                                    DOLLAR VALUE(1)       NUMBER OF SHARES
      -----------------------------                                    ---------------       ----------------
      Andrew B. Craig, III.......................................          $ 4,590                  200
      Arnold W. Donald...........................................           18,360                  800
      Henry Givens, Jr...........................................            4,590                  200
      C. Ray Holman..............................................            4,590                  200
      W. Stephen Maritz..........................................            8,032                  350
      William Nasser.............................................            4,590                  200
      Robert Stupp...............................................            4,590                  200
      Mary Ann Van Lokeren.......................................            4,590                  200
                                                                           -------                -----
      Non-employee directors as a group..........................          $53,932                2,350

-------
(1) Based upon the closing price of the company's common stock on the New York Stock Exchange on November 15, 2002.

SHARES

    A total of 50,000 shares of common stock will be available for grants under the plan. Shares for grants under the plan are purchased on the open market by the trustee and held in trust by the trustee for the account of the non-employee director participants until they are vested. Any shares that are forfeited shall be available for future grants. Grants under the plan are in addition to, and do not replace, any cash or other compensation arrangement available to non-employee directors. If the Company subdivides or continues its outstanding common stock into a greater or lesser number of shares, or if the board shall determine that a stock dividend, reclassification, business combination, exchange of shares, warrants or rights offering to purchase shares or other similar event affects the shares such that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the plan, the board may make adjustments to the number of shares that may be granted and the number of shares subject to outstanding grants under the plan.

RESTRICTIONS

    Participants receive cash dividends declared and paid on the company's common stock and may vote the shares awarded even while the shares are restricted. Restricted shares may not be sold, pledged or otherwise transferred, except in accordance with the terms of the plan. Shares vest depending on the participant's age entering the plan and years of service as a director.

    If a non-employee director first becomes a director under the age of 60, no shares will vest until the director reaches age 65. If the participant is a director on the participant's 65th birthday, one-half of the restricted shares vest on the 65th birthday, and at each succeeding annual meeting one-half of the shares vest automatically. If that participant continues to serve as a director until age 70, all remaining restricted shares vest and become unrestricted on the participant's 70th birthday, and at each succeeding annual meeting the shares granted vest automatically.

    If a non-employee director first becomes a director from age 60 to 64, no shares will vest for five years. If that participant is still a director on the participant's fifth anniversary date of entry into the plan, one-half of the restricted shares vest, and at each succeeding annual meeting one-half of the shares vest automatically. If that participant continues to serve as a director on or after the participant's 70th birthday, all remaining shares vest on the participant's 70th birthday, and at each succeeding annual meeting the shares granted vest automatically.

    If a non-employee director first becomes a director from age 65 to 69, no shares will vest for two years. If the participant continues to serve as a director on that participant's second anniversary date of entry into the plan, one-half of the restricted shares vest, and at each succeeding annual meeting one-half of the shares vest automatically. If that participant continues to serve as a director on or after the participant's 70th birthday, all remaining shares vest on the participant's 70th birthday, and at each succeeding annual meeting the shares granted vest automatically.

    If a non-employee director first becomes a director at age 70 or over, that participant's grants under the plan will be one-half restricted shares and one-half vested shares. On that participant's first anniversary date of entry into the plan, if the participant continues to serve as a director, the remaining restricted shares vest, and at each succeeding annual meeting 200 shares vest.

    In any event, a non-employee director will become fully vested in restricted shares granted under the plan after twelve years of continuous service, and all shares granted to the participant on and after the twelfth anniversary will be fully vested. Shares also become fully vested in the event of the death or disability of the participant or following a change in control. The plan generally defines a change in control as (a) an acquisition of 30% or more of the company's common stock or voting power, excluding certain acquisitions by specified types of affiliates,
(b) a change in the composition of a majority of the company's board of directors without the approval of the incumbent directors as defined in the plan, (c) a reorganization, merger or consolidation, unless the company's shareholders possess more than 50% of the surviving company's outstanding common stock and the combined voting power of the outstanding voting stock entitled to vote in the election of directors, (d) a shareholder approved liquidation or dissolution of the company, or (e) the sale or disposition of all or substantially all of the company's assets.

AMENDMENT

    The plan may be terminated by the board at any time. The board may also amend the plan provided that no amendment may be made without the approval of shareholders that would (a) change the types of awards available under the plan, (b) materially increase the aggregate number of shares that may be granted under the plan (except for the equitable adjustments referred to above), (c) change the category of directors eligible to receive restricted stock under the plan, or (d) materially extend the maximum period during which restricted stock may be granted under the plan. Furthermore, the plan may not be amended more than once every six months, other than to comply with changes in the Internal Revenue Code or the rules thereunder.

FEDERAL INCOME TAX MATTERS

    A non-employee director who receives a grant of restricted stock and who does not elect to be taxed at the time of grant will not recognize taxable income upon such grant, and the company will not be entitled to a deduction until the termination of the restricted period. Upon the termination of the restricted period, the director will recognize taxable ordinary income in an amount equal to the fair market value of the common stock at that time, and the company will be entitled to a deduction in the same amount. However, a non-employee director may elect to recognize taxable ordinary income in the year the shares are granted in an amount equal to their fair market value at that time, determined without regard to the restrictions. In that event, the company will be entitled to a deduction in such year in the same amount, and any gain or loss recognized by the director upon subsequent disposition of the common stock will be capital gain or loss. Any dividends with respect to the restricted stock that are paid or made available to a non-employee director (who has not elected to be taxed on the date of grant) while the shares remain forfeitable are treated as additional compensation taxable as ordinary income to the director and deductible to the company. If the director has elected to be taxed at the time of grant, the dividends represent ordinary dividend income to the director that are not deductible to the company. If the director elects to be taxed on the restricted stock on the date of grant and the director subsequently forfeits the shares, the director is not entitled to a deduction as a consequence of such forfeiture and the company must include as ordinary income the amount it previously deducted in the year of grant with respect to such shares.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
                                               -----
              THE LACLEDE GROUP, INC. RESTRICTED STOCK PLAN
                       FOR NON-EMPLOYEE DIRECTORS

                               PROPOSAL 3
                APPROVAL OF THE LACLEDE GROUP EQUITY PLAN

PURPOSE OF THE PLAN AND REASON FOR THE PROPOSAL

    Over the last few fiscal years, the board and the management of the company have focused increased attention on the company's long-term strategy. During the 2002 fiscal year, the compensation committee has been meeting and working with outside advisors to align the company's compensation program for key employees with incentives to successfully execute the strategy and increase shareholder value. The advisors recommended, and the compensation committee agreed, that the company's compensation program should have an equity component to link these key employees' interests with those of the shareholders. Unlike many companies, most key employees have had no equity component in their compensation. The compensation committee believes that the implementation of The Laclede Group equity plan (the "Equity Plan") will achieve the goal of aligning these interests. A copy of the Equity Plan is included as appendix F.

    The purpose of the Equity Plan is to provide a more competitive compensation program and to attract and retain those executive and other key employees essential to achieve the company's strategic objectives. To accomplish this purpose, the compensation committee may grant awards under the Equity Plan that may be earned by achieving performance objectives and/or other criteria as determined by the compensation committee.

    This plan is being submitted to shareholders for approval in accordance with the proposed New York Stock Exchange requirement relative to shareholder approval as well as the Internal Revenue Code.

SUMMARY DESCRIPTION OF THE PLAN

    Under the terms of the Equity Plan, if adopted by the shareholders, key employees of the company and its subsidiaries, as determined in the sole discretion of the administrator, will be eligible to receive
(a) restricted shares of common stock, (b) performance awards, (c) stock options exercisable into shares of common stock that may or may not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (options so qualifying are called "incentive stock options"), (d) stock appreciation rights, and (e) stock units, as well as any other stock-based awards not inconsistent with the Equity Plan. Each award under the Equity Plan shall have a minimum vesting period of at least one year.

TYPES OF AWARDS

    Restricted Stock. The administrator may issue or transfer (other than upon exercise of stock options or as performance awards) shares of common stock subject to the restrictions and conditions specified by the administrator at the time of grant. The period of restriction shall be determined by the administrator at the time of grant. During the period of restriction, holders of restricted stock shall be entitled to receive all dividends and other distributions paid with respect to such stock and to vote such stock without limitation. Restricted stock may be subject to
(a) restrictions on the sale or other disposition thereof, (b) rights of the company to reacquire the restricted stock upon termination of the participant's employment within specified periods, (c) representation by the participant that he or she intends to acquire restricted stock for investment and not for resale, and (d) such other restrictions, conditions and terms as the administrator deems appropriate.

    Performance Awards. The administrator may grant performance awards consisting of shares of common stock, monetary units payable in cash or a combination of common stock and cash. These grants would result in the issuance, without payment therefor, of common stock or the payment of cash upon the achievement of certain pre-established performance criteria (such as measures of operating stability and reliability, efficiencies, employee safety and attendance, return on assets, return on equity, return on investments, earnings per share, net income, increases in share price, total shareholder returns, cash flow or measures of customer service or satisfaction) during a specified performance period. A change of goals made in good faith is allowed upon extraordinary events or other circumstances as determined by the administrator. The participant will have no right to receive dividends on or to vote any shares subject to performance awards until the awards are actually earned and the shares are issued. If the goals are not reached, no payments are made to the participants.

    Stock Options. Stock options granted under the Equity Plan shall entitle the holder to purchase common stock at a purchase price established by the administrator, which price shall not be less than the fair market value (in the case of an incentive stock option, 110% of fair market value if the optionee owns 10% of combined voting power of all owners of stock of the company or a subsidiary) of common stock on the date of grant. The administrator shall determine the terms of such stock options and the times at, and conditions under which, such stock options will become exercisable. The aggregate fair market value, determined as of the time an option is granted, of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. There is no minimum number of shares for which a stock option may be granted.

    Stock Appreciation Rights. The administrator may grant stock appreciation rights giving the holder thereof a right to receive, at the time of surrender, a payment equal to the difference between the fair market value of the stock on the date of surrender of the stock appreciation right and the exercise price of the stock appreciation right established by the administrator at the time of grant, subject to any limitation imposed by the administrator in its sole discretion. In the administrator's discretion, the value of a stock appreciation right may be paid in cash or common stock, or a combination thereof. A stock appreciation right may be exercised (a) in lieu of a stock option, (b) in conjunction with the exercise of a stock option, (c) upon lapse of a stock option, or (d) independent of the exercise of a stock option. At the time of grant, the administrator may establish a maximum amount per share that will be payable upon exercise of a stock appreciation right and may impose conditions on the exercise of a stock appreciation right. The administrator will establish the term of any stock appreciation right, but in no event will a stock appreciation right be exercisable after ten years from the date of grant.

    Stock Units. The administrator may issue stock units representing the right to receive shares of common stock at a designated time in the future, subject to the terms and conditions as established by the administrator in its sole discretion. A holder of stock units generally does not have the rights of a shareholder until receipt of the common stock, but, in the administrator's sole discretion, may receive payments in cash or adjustments in the number of stock units equivalent to the dividends the holder would have received if the holder had been the owner of share of common stock instead of stock units.

CHANGE IN CONTROL

    Certain provisions of the Equity Plan apply in the event of a change in control of the company. The Equity Plan generally defines a change in control as (a) an acquisition of 30% or more of the company's common stock or voting power, excluding certain acquisitions by specified types of affiliates, (b) a change in the composition of a majority of the company's board of directors without the approval of the incumbent directors as defined in the Equity Plan, (c) a reorganization, merger or consolidation, unless the company's shareholders possess more than 50% of the surviving company's outstanding common stock and the combined voting power of the outstanding voting stock entitled to vote in the election of directors, (d) a shareholder approved liquidation or dissolution of the company, or (e) the sale or disposition of all or substantially all of the company's assets.

    All performance awards outstanding as of the date of the change in control become payable immediately following such change and are computed as if the target performance criteria were achieved. Any such award shall be prorated to the date of the change in control based on the period of time elapsed from the date of the award to the date of the change in control over the performance period for such award. If a participant's employment with the company and its subsidiaries is terminated by the company or applicable subsidiary within two years following the change in control and the termination is not for cause, as defined in the Equity Plan, (a) all outstanding stock options immediately vest and become exercisable, (b) a pro-rata portion of stock appreciation rights granted to a participant that have not become exercisable become vested and exercisable, and (c) a pro-rata portion of any restrictions on restricted stock or stock units lapse. The pro-rata portion shall be determined in each case based upon the period of time from the date of grant to the date the participant's employment terminates, the term of such award, and the portion of such award that was vested or with respect to which restrictions lapsed prior to the date the participant's employment terminates. Generally, "cause" means termination of a participant's employment with the company or any of its subsidiaries upon (i) willful and continued failure by the participant to perform substantially the duties of employment assigned by the company (other than any such failure resulting from incapacity due to physical or mental illness) after a demand for substantial performance has been delivered by the company that specifically identifies the manner in which it is believed that the participant has not substantially performed such duties or (ii) willful engagement by the participant in misconduct that is materially injurious to the company.

AUTHORIZED SHARES

    The total number of shares that may be issued pursuant to awards under the Equity Plan may not exceed 1,250,000. Stock underlying outstanding options, stock appreciation rights or performance awards will reduce the number of shares available to be issued under the Equity Plan. Generally, when any award is forfeited, terminates, expires or lapses or any stock appreciation rights are exercised for cash, the shares subject to that award are again available under the Equity Plan. If shares are used to pay an exercise price, only those shares issued net of the shares delivered will be deemed to have been issued under the Equity Plan. Similarly, shares not delivered to a participant because such shares are withheld to satisfy applicable tax withholding obligations will not be deemed to have been delivered for purposes of determining the number of shares available under the Equity Plan.

ANTI-DILUTION

    In the event of any change in our capitalization without new consideration to the company, such as by stock split or stock dividend, the total number of shares reserved for issuance under the Equity Plan and the number of shares covered by each outstanding benefit shall be adjusted so that the aggregate consideration payable to the company, if any, and the value of each such benefit shall not be changed. Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the common stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence. Fractional shares are rounded down to the nearest whole share. Further, the board may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

ADMINISTRATION

    The board has delegated authority for the administration of the Equity Plan to the compensation committee. The compensation committee has exclusive authority to interpret and administer the Equity Plan, establish appropriate rules relating to the Equity Plan, delegate some or all of its authority under the Equity Plan and to take all such steps and make all such determinations in connection with the Equity Plan and the benefits granted under the Equity Plan as it may deem necessary or advisable. Any decision of the committee shall be final, conclusive and binding on all parties concerned.

PERSONS ELIGIBLE

    The administrator may grant awards under the Equity Plan to such officers and key employees of the company or any of its subsidiaries as it determines in its sole discretion. Currently, less than 60 employees are eligible to participate under the Equity Plan. The maximum number of shares subject to stock options or stock appreciation rights that may be awarded under the Equity Plan to any individual in any calendar year is 125,000 shares and the maximum number of shares that may be granted in the form of restricted stock or stock units to all participants over the life of the Equity Plan is 125,000.

AMENDMENT OR TERMINATION

    The board may amend the Equity Plan; provided that no amendment shall be made without the approval of shareholders if such amendment would increase the total number of shares that may be issued under the Equity Plan, increase the amount or type of benefits that may be granted under the Equity Plan, modify the requirements for eligibility for benefits under the Equity Plan or reprice any of the awards under the Equity Plan. Further, no amendment will reduce the amount of any outstanding award or change the terms and conditions of an award to the detriment of the participant without the participant's consent.

    Unless terminated earlier by the board, the Equity Plan will terminate on September 26, 2012. Awards outstanding at the termination of the Equity Plan shall continue in accordance with their terms and shall not be affected by such termination.

FEDERAL INCOME TAX CONSIDERATIONS

RESTRICTED STOCK

    Subject to a voluntary election by the recipient under Section 83(b) of the Code, a recipient will realize income as a result of the award of restricted stock at the time the restrictions expire on such shares. An election pursuant to Section 83(b) of the Code would cause the recipient to realize ordinary income in the year in which such award was granted. The amount of income realized will be the difference between fair market value of the shares on the date such restrictions expire (or on the date of issuance of the shares, in the event of a Section 83(b) election) over the purchase price, if any, of the shares. The company generally will be entitled to a deduction equal to the income realized by the recipient in the year in which the recipient is required to report such income.

PERFORMANCE AWARDS

    A recipient will realize ordinary income as a result of a performance award at the time the award is paid or made available. The amount of income realized by a recipient will be equal to the fair market value of the shares on the date of issuance, in the case of a stock award, and to the amount of the cash paid, in the event of a cash award. The company will be entitled to a corresponding deduction equal to the income realized in the year of such issuance or payment.

INCENTIVE STOCK OPTION

    Recipients of incentive stock options generally do not recognize taxable income and the Company is not entitled to a deduction on the grant or exercise of incentive stock options. If a recipient holds the shares acquired for at least one year from the exercise date and does not dispose of the shares for at least two years from the grant date, the recipient's gain or loss upon a subsequent sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the recipient's basis in the shares acquired. The company will not be entitled to a deduction. If a recipient disposes of the shares acquired without satisfying the required minimum holding period, such "disqualifying disposition" will give rise to ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date (or, if less, the amount realized upon disqualifying disposition) over the recipient's basis in the shares acquired. The company will ordinarily be entitled to a deduction equal to the amount of the ordinary income resulting from a disqualifying disposition. A recipient does recognize income for alternative minimum tax ("AMT") purposes upon the exercise of incentive stock options in an amount equal to the excess of the fair market value of the shares acquired over the exercise price of the stock options; that amount is also included in the recipient's AMT basis in the shares acquired. Upon disposition of the stock acquired that satisfies the required minimum holding period requirement, AMT gain or loss is equal to the excess of the amount realized less the recipient's AMT basis. Income from a disqualifying disposition generally is not income for AMT purposes.

NONQUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

    A recipient generally does not recognize taxable income on the grant of nonqualified stock options or stock appreciation rights, but does recognize ordinary income on the exercise date. The amount of income in the case of a nonqualified stock option exercise is the amount by which the fair market value of the shares received on the date of exercise exceeds the option price. The amount of income in the case of the exercise of a stock appreciation right is the amount of cash received plus the fair market value of any shares received. The company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the recipient from the exercise of the nonqualified stock options and stock appreciation rights.

STOCK UNITS

    A recipient will realize ordinary income as a result of an award of stock units at the time shares of common stock are issued in an amount equal to the fair market value of such shares at that time. The company will be entitled to a corresponding deduction equal to the income realized in the year of such issuance.

             YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                                                       -----
                    THE APPROVAL OF THE LACLEDE GROUP
                               EQUITY PLAN

                               PROPOSAL 4
      RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The board of directors, upon recommendation of its audit committee, recommends that you ratify the appointment of Deloitte & Touche LLP, certified public accountants, to audit the books, records and accounts of The Laclede Group and its subsidiaries for the fiscal year ending September 30, 2003. Deloitte & Touche LLP is the successor to the firm that acted as auditors of Laclede Gas since 1953. It is expected that a representative of Deloitte & Touche LLP will be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

   YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
                                             -----
               THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS
                     INDEPENDENT PUBLIC ACCOUNTANTS

                              OTHER MATTERS

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

    Under our bylaws, certain procedures are provided which a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an annual meeting of shareholders must be submitted in writing to the corporate secretary of The Laclede Group, 720 Olive Street, St. Louis, Missouri 63101. For the annual meeting of the shareholders of The Laclede Group to be held on January 29, 2004, the nomination or proposed item of business must be received by The Laclede Group no earlier than October 31, 2003 and no later than November 30, 2003 (not more than 90 days prior to and not less than 60 days prior to January 29, 2004). The written notice must satisfy certain requirements specified in the bylaws of The Laclede Group, a copy of which will be sent to any shareholder upon written request to the corporate secretary.

    The board is not aware of any matters that are expected to come before the annual meeting other than those referred to in this proxy statement. If any other matter comes before the meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

    The chairman of the board may refuse to allow the transaction of any business or to acknowledge the nomination of any person, not made in compliance with the procedures set forth in the bylaws of The Laclede Group.

    Under the rules of the Securities and Exchange Commission, shareholder proposals intended to be included in the proxy statement for the annual meeting of shareholders in January 2004 must be received by the corporate secretary of The Laclede Group at its principal office at 720 Olive Street, St. Louis, Missouri 63101 by August 26, 2003.

PROXY SOLICITATION

    We will pay the expense of soliciting proxies. Proxies may be solicited on our behalf by officers or employees in person or by telephone, electronic transmission or facsimile transmission. We have hired Morrow & Co. to assist us in the solicitation of proxies for a fee of $7,500 plus expenses for those services.

                                                               APPENDIX A

                         THE LACLEDE GROUP, INC.
                 CORPORATE GOVERNANCE COMMITTEE CHARTER

PURPOSE

    The purpose of the Corporate Governance Committee is to consider and make recommendations to the Board relative to corporate governance and the Board's corporate governance principles as well as to assist the Board of Directors in identifying individuals qualified to become Board members and to recommend to the Board director nominees for election by the Company's shareholders or for appointment by the Board in the event of a vacancy.

RESPONSIBILITIES

    The Committee shall be responsible for:

    * Identifying and recommending to the Board director nominees as required to provide a balance of independence, knowledge, experience and capability on the Board with qualifications in line with those set forth in the Company's Corporate Governance
      Guidelines;

    * Advising the Board on the size and composition of the Board in light of the operating requirements of the Company and current corporate governance practices;

    * Making recommendations to the Board regarding corporate governance matters and practices, including the evaluation and effectiveness of the Board; and questions of possible conflicts of interest of Board members and senior executives;

    * Evaluating, from time to time, compensation practices and policies relating to director compensation and providing its evaluation to the Compensation Committee for its consideration;

    * Reporting to the Board after each of the Corporate Governance Committee's meetings; and

    * Performing an annual evaluation of the Corporate Governance
      Committee's performance.

MEMBERSHIP

    The Corporate Governance Committee shall consist of at least three members of the Board of Directors as the Board shall from time to time determine. Each member shall at a minimum meet the requirements to be "independent" as that term is defined by the listing standards of The New York Stock Exchange at the time of the member's appointment to the Committee.

    The Board of Directors shall approve the members of the Committee on an annual basis at its first meeting following the Annual Meeting of Shareholders. Unless the Board approves a Chair, the members of the Committee shall designate a Chair by majority vote of the members of the Committee. Committee members may be removed from the Committee by the Board of Directors.

MEETINGS

    The Committee shall meet at least once a year or more frequently if circumstances dictate. A majority of the members shall constitute a quorum and a majority of the members present shall decide any question brought before the Committee. The Chair of the Committee shall establish such rules as may from time to time be necessary and proper for the conduct of the Committee's business. The Committee shall have authority to delegate a portion of its authority to such subcommittees as the Committee deems necessary.

CONSULTANTS

    The Committee shall have the authority, at Company expense, to retain and terminate consultants of its selection to advise it, including the authority to approve the firm's fees and other retention terms.

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                                                               APPENDIX B

                         THE LACLEDE GROUP, INC.
                     COMPENSATION COMMITTEE CHARTER

PURPOSE

    The purpose of the Compensation Committee is to (a) assist the Board of Directors in the discharge of its responsibility relative to the compensation of the Company's Chief Executive Officer and other senior executives, (b) review and make recommendations to the Board relative to the Company's incentive compensation and equity-based plans, (c) issue an annual report on executive compensation in accordance with applicable requirements, including rules and regulations of the Securities and Exchange Commission, for inclusion in the Company's proxy statement and
(d) make recommendations to the Board regarding Director compensation.

MEMBERSHIP

    The Compensation Committee shall consist of at least three members of the Board, as the Board shall from time to time determine. Each member shall be:

    (a) "independent" as that term is defined by the listing standards of the NYSE at the time of the member's appointment to the Committee;

    (b) a "non-employee director" as that term is defined under the Securities and Exchange Commission Rule 16b-3; and

    (c) an "outside director" as that term is defined for purposes of the Internal Revenue Code, Section 162(m).

    The Board of Directors shall approve the members of the Committee on an annual basis at its first meeting following the Annual Meeting of Shareholders. Unless the Board approves a Chair, the members of the Committee shall designate a Chair by majority vote of the members of the Committee. Committee members may be removed from the Committee by the Board of Directors.

DUTIES AND RESPONSIBILITIES

CEO COMPENSATION

    The Committee shall be responsible for:

    * After reviewing the CEO's recommendations for corporate goals and objectives, determining those corporate goals and objectives that are relevant for the CEO's compensation for the next year, which are then submitted to the entire Board for approval;

    * Evaluating the performance of the CEO in meeting those goals and objectives with input from the full Board at year end;

    * Considering the performance of the Company and relative total shareholder return;

    * Considering the value of such awards granted to other CEOs at comparable companies;

    * Considering the awards to the CEO granted in prior years; and

    * Based upon the evaluation and considerations outlined above, setting and recommending to the full Board for its approval the CEO's current compensation and long-term compensation awards.

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EXECUTIVE COMPENSATION

    The Committee shall also be responsible for:

    * Periodically reviewing the Company's philosophy regarding compensation and counseling with the CEO relative to different compensation approaches;

    * Annually reviewing market data to assess the Company's competitive position for the components of its executive compensation by reviewing current industry compensation surveys and other relevant supplemental compensation information;

    * Administering and making recommendations to the Board regarding the adoption, amendment or rescission of incentive compensation plans and equity-based plans, including:

      * approving option guidelines and general size of overall grants,

      * making grants,

      * interpreting the plans,

      * determining rules and regulations relating to the plans,

      * modifying or canceling existing grants, and

      * imposing limitations, restrictions and conditions upon any award as the Committee deems appropriate;

    * Assuring that total compensation paid to the Company's senior executives is reasonable;

    * Assuring that payments under the incentive plans comply with the requirements set forth in such plans;

    * After reviewing recommendations made by the CEO for the compensation of the Company's officers, presenting the Committee's suggestions for such compensation to the Board for approval; and

    * Annually issuing a report on executive compensation in accordance with applicable requirements, including the rules and regulations of the Securities and Exchange Commission, for inclusion in the Company's proxy statement.

BOARD COMPENSATION

    The Committee shall further be responsible for:

    * Making recommendations to the Board of Directors regarding the compensation of the Board.

OTHER COMMITTEE FUNCTIONS

    The Committee shall:

    * Report to the Board after each of the Committee's meetings; and

    * Perform an annual evaluation of the Committee's performance.

MEETINGS

    The Committee shall meet at least once a year or more frequently if circumstances dictate. A majority of the members shall constitute a quorum and a majority of the members present shall decide any question brought before the Committee. The Chair of the Committee shall establish such rules as may from time to time be necessary and proper for the conduct of the Committee's business. The Committee shall have authority to delegate a portion of its authority to such subcommittees as the Committee deems necessary.

CONSULTANTS

    The Committee shall have authority, at Company expense, to retain and terminate consultants of its selection to advise it, including the authority to approve the consultants' fees and other retention terms.

                                   B-2


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                                                               APPENDIX C

                         THE LACLEDE GROUP, INC.
                         AUDIT COMMITTEE CHARTER

        (ADOPTED BY THE BOARD OF DIRECTORS ON NOVEMBER 21, 2002)

PURPOSE

    The principal purpose of the Audit Committee is to assist the Board of Directors in fulfilling the Board's oversight responsibilities with respect to the quality and integrity of the Company's financial statements, financial reporting process, and systems of internal controls regarding finance, accounting, legal and regulatory compliance. The Committee also assists the Board in monitoring the independence and performance of the Company's independent auditors, the performance of the Internal Audit department and the operation of ethics programs as established by management and the Board.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as all books, records, facilities and personnel of the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

COMPOSITION

    The Audit Committee shall consist of at least three (3) Directors. Members of the Committee shall be appointed annually by the Chairman of the Board of Directors subject to the approval of the full Board of Directors. Committee members shall satisfy the Audit Committee member requirements of the New York Stock Exchange, Inc. and the federal securities laws, as such requirements are interpreted by the Board of Directors in its business judgment, including that: 1) each member is independent of management and the Company and free from any relationship that would interfere with the exercise of independent judgment as a Committee member, 2) each member is financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and 3) at least one member has accounting or related financial management expertise. The duly appointed members of the Audit Committee shall serve until replaced. The Chief Executive Officer of the Company and/or his or her representative may participate in meetings but is not a voting member.

QUORUM

    A majority of the members of the Committee shall constitute a quorum.

MEETINGS

    The Committee shall meet at least four times per year and at such other times as the Committee deems necessary, upon the call of the Chairman of the Board or the Chairman of the Audit Committee. The Chairman of the Audit Committee will establish the agenda for each meeting. Appropriate members of management and representatives of the independent auditing firm retained by the Company will be invited to attend meetings of the Committee as requested by the Audit Committee Chairman. At least twice each year, management, the independent auditors and the Company's senior internal audit executive will each meet separately in executive session with the Committee to discuss any matters that the Committee or any of these groups believes should be discussed.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

    The primary function of the Audit Committee is oversight. The
Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting practices and policies as well as internal controls and procedures designed to provide reasonable assurance that the Company is in

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compliance with accounting standards and applicable laws and regulations.
The independent auditors are responsible for planning and performing a proper audit of the Company's annual financial statements. The independent auditors are also responsible for performing reviews of the Company's quarterly financial statements prior to the filing of each quarterly report with the Securities and Exchange Commission (SEC) on Form 10-Q. The Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors.

    In fulfilling the Audit Committee's responsibilities hereunder, it is recognized that members of the Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. As such, the Committee is not providing any expert or special assurances as to the Company's financial statements or any professional certification as to the independent auditors' work. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside of the Company from which it receives information and
(ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

    In carrying out its oversight responsibilities, the Committee shall perform the following functions:

OVERSIGHT OF THE INDEPENDENT AUDITORS

    A. Instruct the independent auditors that they are ultimately accountable to the Board of Directors and Audit Committee.

    B. Evaluate and recommend to the Board of Directors a public accounting firm to be placed in nomination for shareowner ratification as the Company's independent auditors for the ensuing year.

    C. Review the scope and staffing of the annual audit of the Company's financial statements.

    D. Review the fees paid to the independent auditors for audit and other significant non-audit services. Consider whether the provision of these other non-audit services is compatible with maintaining the independent auditors' independence.

    E. Receive the independent auditors' annual written statement of independence delineating the relationships between the independent auditors and the Company consistent with Independence Standards Board Statement No. 1; discuss with the independent auditors the scope of any relationships or services disclosed in the annual statement of independence that may impact the independent auditors' objectivity and independence; and if so determined by the Audit Committee, recommend that the Board of Directors take appropriate action in response to the independent auditors' statement to satisfy the Board of the auditors' independence.

OVERSIGHT OF THE INTERNAL AUDITORS

    A. Review and approve the scope of the annual audit plan, adequacy of resources and organizational structure of the internal audit department.

    B. Review the appointment and replacement of the senior internal audit executive.

    C. Review, as appropriate, significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

    D. Discuss with the Company's General Counsel those legal and regulatory matters involving the Company that may have a material impact on the Company's financial statements.

OVERSIGHT OF MANAGEMENT'S FINANCIAL REPORTING PROCESS

    A. Review the results of the annual audit of the Company's financial statements with management, the independent auditors and internal auditors prior to filing or distribution. Discuss the nature of any

                                   C-2


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

       significant changes, adjustments, reclassifications, or disclosures proposed by the independent auditors and the judgment of the independent auditors concerning the quality of the Company's accounting principles and underlying financial estimates.

    B. Review with financial management and the independent auditors the Company's quarterly financial results prior to release of earnings and/or the filing of Form 10-Q. The Chairman of the Committee may represent the entire Committee for purposes of this review.

    C. Discuss with the CEO, CFO, and independent auditors any matters brought to the attention of the Committee by the CEO/CFO as required pursuant to their certifications under SEC Exchange Act Rules 13a-14 and 15d-14. These matters would include 1) any significant deficiencies in the design or operations of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and have identified for the Company's independent auditors any material weaknesses in internal controls; and 2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

    D. Discuss certain matters, if any, required to be communicated to the Committee by the independent auditors in accordance with Statement on Auditing Standards No. 61.

    E. Obtain from the independent auditors assurance that the audit was conducted in a manner consistent with the procedures set forth in
       Section 10A of the Securities Exchange Act of 1934, as amended.

    F. In consultation with management, the independent auditors and the internal auditors, consider the adequacy and integrity of the Company's financial reporting processes and internal controls. Discuss significant financial risk exposures and actions that management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit department together with management's responses.

    G. Based upon the reviews and discussions with management, the independent auditors and internal auditors, recommend to the Board of Directors whether the audited financial statements should be included in the Company's annual Form 10-K.

OTHER DUTIES AND RESPONSIBILITIES

    A. Annually review, with the assistance of the internal auditors, the Company's Code of Business Conduct and report on such review to the Company's full Board of Directors.

    B. Prepare the Audit Committee report required by the rules of the SEC to be included in the Company's annual proxy statement to shareholders.

    C. Annually review and reassess the adequacy of the Audit Committee Charter and recommend any proposed changes to the Board of Directors for approval. Ensure that the Audit Committee Charter is published in the Company's proxy at least every three years in accordance with SEC regulations.

    D. Perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

    E. Report to the Board of Directors after each Audit Committee meeting.

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                                                               APPENDIX D

                         THE LACLEDE GROUP, INC.
                     CORPORATE GOVERNANCE GUIDELINES

    The Board of Directors of The Laclede Group, Inc. is primarily responsible for overseeing the affairs of the Company. In executing its responsibilities, the Board may consider the interests of the Company's shareholders, employees, customers, and local communities. Management, however, is responsible for the Company's day-to-day operations and activities, with the Board overseeing management's performance of those functions.

    Long-range strategic issues are matters to be reviewed with the Board along with the annual review of the operating and capital budgets. At each Board meeting, the Board reviews the Company's financial and operating performance on an actual and comparative basis.

    The long-term success of the Company depends on various factors, including the maintenance of an ethical business environment that focuses not only on adherence to the letter and the spirit of regulatory and legal mandates but also imposes consistently high standards for the business conduct of the Company and its directors, officers, employees and representatives. To further this, the Board approves the Company's Code of Business Conduct, and the Audit Committee oversees the implementation of the Code. Also, Board and committee agendas and materials are established with legal and regulatory requirements in mind. The Board expects that management will strive to ensure that the Company's operations are conducted within these ethical guidelines.

BOARD STRUCTURE

SIZE OF THE BOARD

    The Board should be of appropriate size, but understands that the actual number of Board members will fluctuate from time to time depending on the circumstances. The Company's Articles of Incorporation provide that the size of the Board should be in the range of 9-12 directors.

INDEPENDENT DIRECTORS

    The Board believes that a majority of the Board should be independent directors, as defined below. Independent director means a director who has not been:

    1. an employee of the Company or an affiliate within the past ten years,

    2. affiliated with or an employee of the Company's outside auditor within the past five years,

    3. part of a compensation committee interlocking directorate within the past five years in which a director is an executive officer of another company that has any of the Company's executive officers serving on such other company's compensation committee,

    4. an immediate family member(1) of a person falling within the descriptions in 1, 2 or 3 above,

    5. connected with the Company as a customer or supplier of goods or services or any other relationship where the amount involved in any such relationship is significant either to the Company or the director or the entity with which the director is affiliated as an executive, partner or substantial shareholder, or

    6. affiliated with a tax exempt entity that receives more than five percent of its annual contributions from the Company and its affiliates.

    The Board shall determine whether a director is independent, as outlined above, at least annually. Independent directors shall not be paid for consulting nor will the Company retain their firms for consulting or services without the approval of the full Board.

-------

(1) Immediate family member of a person means such person's spouse, parent, sibling, child, mother- or father-in-law, son- or daughter-in-law, brother- or sister-in-law and anyone who shares such person's home.

                                   D-1


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SELECTION OF CHAIRMAN OF THE BOARD

    The Chairman of the Board may be a director who is also an officer or an independent director and may or may not be the same individual as the CEO, at the option of the Board. The Board believes it should be free to make these determinations depending on what it believes is best for the Company in light of all the circumstances.

DIRECTOR APPOINTMENTS

    Directors should be nominated for Board approval by the Corporate Governance Committee of the Board, which consists entirely of independent directors. The Board expects the Corporate Governance Committee to consider the views of the Corporate Governance Committee members as well as the Chairman and the CEO (if the Chairman is not the CEO) in recommending appointments, but it is the Corporate Governance Committee's responsibility to make director recommendations to the full Board for appointments to fill vacancies of any unexpired term on the Board and to recommend nominees for submission to shareholders for approval at the Annual Meeting. It is the responsibility of the Chairman with the support of the Corporate Governance Committee to extend the offer to a new director candidate to serve on the Board.

    The Company does not set specific criteria for directors but believes that candidates should evidence the following qualifications:

    * Personal characteristics of

      * Highest personal and professional ethics, integrity and values,

      * An inquiring and independent mind, and

      * Practical wisdom and mature judgment;

    * Broad training and experience at the policy-making level in business, government, education or community organizations;

    * Expertise that is useful to the Company and complementary to the background and experience of other Board members, so that an optimum balance of members of the Board can be achieved and maintained;

    * Willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership;

    * Commitment to serve on the Board over a period of several years to develop knowledge about the Company, its strategy, and its principal operations;

    * Willingness to represent the best interests of all constituencies and objectively appraise management performance; and

    * Involvement in activities or interests that do not create a conflict with the director's responsibilities to the Company.

    The Board expects that a director who changes his or her primary job responsibilities shall inform the Board immediately of such change and the Board will take such appropriate actions as it deems necessary.

DIRECTOR COMPENSATION AND SHARE OWNERSHIP

    The level of director compensation generally should be competitive with that paid to directors of similar corporations of comparable size. The Compensation Committee is responsible for making recommendations to the full Board with respect to the amount and form of director compensation. The full Board approves director compensation and benefits programs.

    It is the policy of the Company to encourage its directors to own Company stock but not to trade in Company stock during their term as directors.

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DIRECTOR ORIENTATION AND EDUCATION

    To promote director effectiveness, management provides new directors with orientation materials that include information concerning the Board and the Company, its operations and the policies and procedures of the Board. Meetings with key members of management and visits to Company offices and facilities may also be arranged.

SERVICE OF FORMER CEO ON THE BOARD

    The CEO, upon retirement, will be expected to offer his or her resignation from the Board, consistent with the date of retirement. The Board, at its option, may elect to retain the CEO as a member of the Board after the retirement date for an additional period of time, not to exceed one (1) year.

DIRECTOR RETIREMENT AGE

    Generally, the Bylaws provide that a director is not eligible for election after reaching age 71.

DIRECTOR EDUCATION

    From time to time, management advises, or invites outside experts to attend board meetings to advise, the Board on its responsibilities, management's responsibilities, developments relative to corporate governance and best corporate practices. Board members may attend, at the Company's expense, director education programs sponsored or accredited by the New York Stock Exchange.

MEETINGS OF THE BOARD OF DIRECTORS

FREQUENCY OF MEETINGS

    The Board has six regularly scheduled meetings per year, with special meetings called as necessary. It is the responsibility of the Directors to make themselves available to attend both regular and special Board and committee meetings on a consistent basis.

EXECUTIVE SESSIONS OF THE NON-MANAGEMENT DIRECTORS

    The non-management directors, which shall include independent directors and other directors who are not independent but who are not current employees of the Company, shall meet regularly in executive session on a quarterly basis in November, January, April, and July following the regularly scheduled board meeting in each such month. Special executive sessions may be called as necessary as determined by the non-management directors. Generally, the chair of the Corporate Governance Committee shall act as chair of each executive session. Correspondence to the non-management directors should be directed to the chair of the Corporate Governance Committee at the address disclosed in the Company's proxy statement.

AGENDAS AND PRESENTATIONS

    The Chairman of the Board and the CEO (if the Chairman is not the CEO) shall establish the agenda for each Board meeting, taking into account suggestions of Board members. Board members are encouraged to suggest the inclusion of particular items on the agenda.

    As with the agenda, the Chairman and CEO (if not the Chairman) should determine the form of each presentation to the Board and the person to make such presentation. It is the policy of the Board that there be a presentation of the financial performance of the Company and related issues at each Board meeting by the CEO or such other senior officer as the CEO may determine.

INFORMATION FLOW

    The Board should receive information important to understanding presentations, discussions and issues covered at each meeting in writing and sufficiently in advance of the meeting when possible to permit appropriate review. Further, in each month in which there is no Board meeting, management shall forward to the Board on a timely basis its monthly financial report. The focus of the materials should be on analysis rather than data. The Board shall periodically review the information flow to Board members to ensure that directors receive the right kind and amount of information from management in sufficient time to prepare

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for meetings. The Chairman shall direct the Corporate Secretary to coordinate the information flow to the directors.

BOARD EFFECTIVENESS REVIEW

    The Board will conduct an assessment of its performance on an annual basis, which assessment may consist of surveys or self-evaluations and will focus on the Board's contribution as a whole. The purpose of this assessment is to increase the effectiveness of the Board.

    At least once annually the Corporate Governance Committee shall review the Board's effectiveness, including its corporate governance policies and practices, and shall report to the Board the results of its analysis and any recommendations following each such review. All directors are free to make suggestions to improve the Board's practices at any time and are encouraged to do so.

    The Corporate Governance Committee is also responsible for reviewing with the Board on an annual basis the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment should include issues of experience, diversity, age and skills, all in the context of an assessment of the perceived needs of the Board at that point in time. The Board believes that the Corporate Governance Committee as part of its evaluation process should review the overall effectiveness of incumbent directors and discuss such evaluation with the Chairman of the Board and CEO (if the Chairman is not the CEO).

ACCESS TO MANAGEMENT AND INDEPENDENT ADVISORS

    Board members shall have complete access to management. It is assumed that Board members will use judgment to ensure that contact is not distracting to the business operation of the Company and that such contact, if in writing, be copied to the CEO and Chairman. The Board as a whole has the ability to retain, at the Company's expense, special legal, accounting or other consultants, experts or advisors, as it deems necessary in the performance of its duties.

ATTENDANCE OF NON-DIRECTORS AT MEETING

    The Board believes that the Chairman should have the discretion to invite the members of management as the Chairman deems appropriate to attend the Board meetings, subject to the Board's right to request that such attendance be limited or discontinued. It is important for the Board to have exposure to the Company's key senior officers through their attendance at and participation in Board meetings.

COMMITTEES OF THE BOARD

NUMBER AND TYPES OF COMMITTEES

    Committees should be created and disbanded depending on the particular interests of the Board, issues facing the Company and legal requirements. The current standing committees of the Board are the Audit Committee, Corporate Governance Committee, Compensation Committee, Capital Funds Committee, Investment Review Committee and Corporate Development and Finance Committee. The Chairman of the Board is responsible for making recommendations to the full Board on the committee structure, but directors are free to make suggestions regarding committees at any time and are encouraged to do so. The Board also expects that the committee structure would be one of the matters considered by the Corporate Governance Committee from time to time as part of its review of overall Board effectiveness.

FREQUENCY OF COMMITTEE MEETINGS

    Each committee shall meet as frequently and for such length of time as may be required to carry out its assigned duties and responsibilities. The schedule for regular meetings of the committees for each year is submitted and approved by the Board in advance. In addition, the chair of a committee may call a special meeting at any time if deemed advisable.

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COMMITTEE AGENDAS AND REPORTS

    Committee chairs, in consultation with committee members and appropriate members of management, shall determine committee agendas. Each committee member is free to suggest items for inclusion on the agenda and to raise at any committee meeting subjects that are not on the agenda for that meeting.

    Committee chairs shall make reports of committee meetings to the full Board following each committee meeting. Other committee members will be offered the opportunity to comment on committee activities at each Board meeting.

ASSIGNMENT AND ROTATION OF COMMITTEE MEMBERS

    The Chairman and CEO (if the Chairman is not the CEO) recommend committee appointments for the approval of the full Board. The assignments are made within the following guidelines: assignments may be rotated periodically, though not necessarily within any specified time frame; the Audit Committee, the Compensation Committee and Corporate Governance Committee should each be comprised solely of independent directors; and committee assignments must comply with any applicable legal and stock exchange qualifications.

MANAGEMENT COMPENSATION AND SUCCESSION

CEO PERFORMANCE EVALUATION AND COMPENSATION

    The Board is responsible for the annual evaluation of CEO performance and CEO compensation. The Board has delegated responsibility to the Compensation Committee to evaluate CEO performance in the course of determining and recommending to the Board CEO salary, bonus and other compensation. The Compensation Committee is responsible for setting annual and long-term performance goals for the CEO and for evaluating the CEO's performance against such goals. The Compensation Committee or its chair meets annually with the CEO to receive his or her recommendations concerning such goals and to evaluate his or her performance against the prior year's goals. The evaluation will be used by the Compensation Committee in the course of its deliberations when approving the compensation of the CEO.

    The CEO's salary, bonus and any other compensation will be approved by the Board (with the CEO excusing himself from the meeting) following the Compensation Committee's determination. Discussion of the CEO's performance is part of the approval process. The chair of the Compensation Committee reviews comments of the Board with the CEO following each such meeting, as appropriate.

    The Board believes that evaluation of the CEO should be a comprehensive process based on both qualitative and quantitative factors, including the performance of the business, accomplishment of long-term objectives, positioning of the Company for the future, development of management, and leadership in the community and the industry.

COMPENSATION OF OTHER EXECUTIVE OFFICERS

    The Compensation Committee recommends to the Board for its approval the compensation and benefits programs for key executive officers, subject in some cases to shareholder approval.

SUCCESSION PLANNING

    The CEO is primarily responsible for the evaluation and review of the abilities of the key senior managers and their likely successors, and the CEO shall report his or her conclusions to the Board at least annually. The Board has oversight responsibility for management succession planning, including the selection of a new CEO. Additionally, the independent directors may in their executive sessions discuss, among other things, management succession issues.

COMMUNICATIONS WITH THE PUBLIC

    The Board believes that the management speaks for the Company. Individual Board members may, from time to time at the request of management, meet or otherwise communicate with various constituencies that are involved with the Company. If comments from the Board are appropriate, they should, in most circumstances, come from the Chairman of the Board.

                                                               APPENDIX E

                          RESTRICTED STOCK PLAN
                       FOR NON-EMPLOYEE DIRECTORS
                AS AMENDED AND RESTATED NOVEMBER 1, 2002

ARTICLE I. GENERAL PROVISIONS.

    SECTION 1. PURPOSES. The Restricted Stock Plan for Non-Employee Directors (the "Plan") is designed to retain and attract Non-Employee Directors and to solidify the common interest of Directors and shareholders in enhancing the value of the Company's Shares.

    SECTION 2. DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

        "ANNUAL MEETING" means the Annual Meeting of Shareholders of The Laclede Group, Inc.

        "BOARD" means the Board of Directors of the Company.

        "COMPANY" means The Laclede Group, Inc., a Missouri corporation, and any successor that assumes the Plan.

        "CURRENT VESTED NON-EMPLOYEE DIRECTOR" means a Non-Employee Director who, as of November 1, 2002, is vested under the Retirement Plan for Non-Employee Directors.

        "CURRENT NON-VESTED NON-EMPLOYEE DIRECTOR" means a Non-Employee Director who, as of November 1, 2002, is not vested under the Retirement Plan for Non-Employee Directors.

        "DIRECTOR" means a member of the Board.

        "EMPLOYEE DIRECTOR" means a member of the Board who is employed by, or was formerly employed by, the Company or any of its subsidiaries.

        "FAIR MARKET VALUE" means the average of the highest and lowest sales prices of the Company's shares on the effective date of a Grant (or, if Shares were not traded on such day, the next preceding day on which Shares were traded) as reported in The Wall Street Journal under the heading "New York Stock Exchange Composite Transactions" or any similar or successor heading.

        "GRANT" means the instruction to the Trustee by the Company pursuant to Article III, Section 4 for the purchase of Shares for the account of a Participant under the Plan.

        "GRANTED TO" means the act by which the Company instructs the Trustee to purchase the Shares for the account of a Non-Employee Director pursuant to this Plan.

        "NEW NON-EMPLOYEE DIRECTOR" means a Non-Employee Director, other than a Current Vested Non-Employee Director, elected at or after the Annual Meeting in January 2003 or any adjournment thereof to a term as Non-Employee Director.

        "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not and never has been employed by the Company or any of its subsidiaries.

        "PARTICIPANT" means a Non-Employee Director.

        "SHARES" means shares of common stock of the Company and any related securities including, without limitation, related preferred stock purchase rights.

        "TRUSTEE" means UMB Bank, National Association.

    SECTION 3. SHARES AVAILABLE FOR GRANTS. There shall be 50,000 Shares available for Grants under this Plan and the Shares shall be purchased on the open market by the Trustee and held in trust by the Trustee for the account of each of the Participants in the Plan until vested. All Shares to be held in trust under this Plan shall be held by the Trustee pursuant to a trust agreement between the Company and the Trustee, as amended from time to time.

ARTICLE II. GRANTS OF SHARES.

    SECTION 1. NEW NON-EMPLOYEE DIRECTORS AND CURRENT NON-VESTED
NON-EMPLOYEE DIRECTOR. Effective on the date that he or she commences to serve as a New Non-Employee Director, a Grant of 800 Shares shall be made for the account of such New Non-Employee Director.

    SECTION 2. ADDITIONAL GRANTS. Effective on the date of each Annual Meeting following the initial Grant of Shares to a Non-Employee Director pursuant to this Article II, an additional Grant of (a) 200 Shares shall be made in the name of each Current Vested Non-Employee Director continuing to serve as a Non-Employee Director; and (b) 350 Shares shall be made in the name of each New Non-Employee Director and the Current Non-Vested Non-Employee Director continuing to serve as a Non-Employee Director; in each case for service rendered during the year preceding each such Annual Meeting.

ARTICLE III. TERMS AND CONDITIONS OF GRANTS OF SHARES.

    SECTION 1. DIVIDEND AND VOTING RIGHTS. As soon as practicable after the Trustee's receipt thereof, the Trustee shall pay to each Participant in the Plan the applicable cash dividends declared and paid on the Shares held by the Trustee for the account of such Participant in the Plan. In addition, each Participant shall be entitled to vote the Shares held by the Trustee for the account of that Participant in the Plan.

    Notwithstanding any provision of this Plan, neither this Plan nor any Grant of Shares hereunder shall impose on the Company any obligation to declare and pay dividends on the Shares.

    SECTION 2. VESTING OF SHARES. Shares will vest (or be forfeited) depending upon the Participant's age entering the Plan, and the duration of the Participant's service as a Non-Employee Director, as specified in the Share Vesting Schedule hereinafter set forth, or sooner, to the extent provided in the final unnumbered paragraph of this Section 2 of
Article III and in Article IV:

AGE ENTERING PLAN                         SHARE VESTING SCHEDULE
-----------------                         ----------------------
    UNDER 60           No shares vest prior to 65th birthday. If service ends before
                       65th birthday, Participant forfeits all rights to any Shares.

                       If service continues after 65th birthday but ends before
                       70th birthday, 1/2 of the previously unvested accumulated Shares vest at 65th birthday, and at each succeeding Annual Meeting held on or after Participant's 65th birthday, 1/2 of each annual
                       Grant of Shares shall be vested.

                       If service continues on or after 70th birthday, all previously accumulated unvested Shares vest on Participant's 70th birthday.
                       Annually thereafter at each succeeding Annual Meeting, all of each annual Grant of Shares shall be vested for each year of continued service beyond 70th birthday.

      60-64            No Shares vest prior to fifth anniversary date of entry into the
                       Plan. If service ends before the Annual Meeting date immediately following the Participant's fifth anniversary of entry into the
                       Plan, the Participant forfeits all rights to receive any Shares.

                       If service continues at least until the Annual Meeting date immediately following the Participant's fifth anniversary of entry into the Plan, 1/2 of the previously accumulated Shares vest on such Annual Meeting date and at each succeeding Annual
                       Meeting thereafter, 1/2 of each annual Grant of Shares shall be vested.

                       If service continues on or after 70th birthday, all previously accumulated unvested Shares vest on 70th birthday. Annually thereafter at each succeeding Annual Meeting, all of each annual
                       Grant of Shares shall be vested for each year of continued service beyond age 70.

      65-69            No Shares vest prior to second anniversary date of entry into the
                       Plan. If service ends before such second anniversary date, the
                       Participant forfeits all rights to receive any Shares.

                                   E-2



AGE ENTERING PLAN                         SHARE VESTING SCHEDULE
-----------------                         ----------------------
                       If service continues until the Annual Meeting date
                       immediately following the second anniversary of entry into the Plan, 1/2 of the previously accumulated Shares vest on such Annual Meeting date. At each succeeding Annual Meeting thereafter, 1/2 of each annual Grant of Shares shall be
                       vested.

                       If service continues after the Annual Meeting date
                       immediately following the second anniversary of entry into the Plan and after 70th birthday, all previously accumulated unvested Shares vest on 70th birthday. Annually thereafter at each succeeding Annual Meeting, all of each annual Grant of Shares shall be vested for each year of continued service after 70th birthday.

   70 OR OVER          1/2 of the Shares vest upon entry into the Plan.

                       If service continues after the Annual Meeting date
                       immediately following the first anniversary of entry into
                       the Plan, all previously accumulated unvested Shares vest on such Annual Meeting date. Annually thereafter at each
                       succeeding Annual Meeting, all of each annual Grant of
                       Shares shall be vested for each year of continued service.

    For purposes of the above vesting schedule in this Section 2 of
Article III, "for each year of continued service" means, for the first year of such continued service, service as a Director from the time of the Director's birthday, or attaining the specified years of service under the Plan, as the case may be, until the time of the next Annual Meeting, and thereafter shall mean the respective periods between Annual Meetings. Any Shares that are unvested at the time a Non-Employee Director's service as a Director ends shall be immediately forfeited, except as set out in Article IV.

    To the extent that the Grant of any Shares under the Plan, at the time of such Grant, would only be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act") if the Plan were to contain a provision prohibiting sale of such Shares for at least six months after such award, Shares granted under the Plan may not be sold for at least six months after the Grant thereof.

    All fractional Shares shall be rounded down to the next lower whole number.

    Notwithstanding anything to the contrary set forth above in this
Section 2 of Article III, or elsewhere in this Plan: (a) all previously accumulated unvested shares held by any Non-Employee Director under this Plan shall vest following twelve years of continuous service by such Non-Employee Director, such vesting to take place on the Annual Meeting date immediately following the twelfth anniversary of the commencement of service by such Non-Employee Director (the "Twelfth Anniversary Date"); and (b) all shares granted to such Non-Employee Director under this Plan on or after said Twelfth Anniversary Date, shall vest immediately upon the granting thereof. For the purpose of this unnumbered paragraph, "years of continuous service" shall include any number of years of continued membership on the Board of Directors (without any hiatus in the period of such Board membership) by a Non-Employee Director, commencing on the date of initial Board membership as a Non-Employee Director, and continuing annually from anniversary date to anniversary date, so long as such Non-Employee Director remains, without interruption, as a Non-Employee Director.

    SECTION 3. TRANSFER RESTRICTIONS. Shares granted pursuant to this Plan may not be transferred, sold, assigned, pledged or hypothecated until vested in accordance with the terms and conditions of this Plan, or as otherwise provided in this Plan. A legend referring to the foregoing restrictions may be placed on all certificates representing unvested Shares unless such Shares are held by the Trustee as provided in Section 4 below, and an additional legend may be placed on Shares as to which resale restrictions otherwise apply.

    SECTION 4. DELIVERY OF CERTIFICATES. Certificates representing unvested Shares granted to Non-Employee Directors pursuant to this Plan shall be held in trust by the Trustee, so long as the transfer restrictions set forth in Section 3 of this Article III remain in effect with respect to such Shares. Upon direction of an authorized Company officer designated from time to time as such in writing by the Company (the "Officer"), the Trustee shall: (a) release certificates representing previously unvested Shares from trust, cause such Shares to be registered in the Non-Employee Director's name and reissue said certificates without the restrictive legend in the name of the Non-Employee Director, and deliver such certificates to the Non-Employee Director promptly upon expiration of such transfer restrictions; and (b) release certificates representing vested Shares from trust and deliver to the Non-Employee Director promptly; subject only to any restrictions that may be established by the Company, on the advice of its counsel, to comply with Federal or State securities laws or other legal requirements, and provided, however, that the Trustee may designate the Company as agent for the delivery of the Shares to Participants and, to the extent any such designation shall be made, the Trustee shall be relieved of any liability for such delivery. At the Company's direction, the Trustee shall deliver forfeited Shares under the terms of the Plan to the Company or use the forfeited Shares for future Grants.

    SECTION 5. ADJUSTMENT TO SHARES. If the Company subdivides or combines its outstanding common stock into a greater or lesser number of shares or if the Board shall determine that a stock dividend, reclassification, business combination, exchange of shares, warrants or rights offering to purchase Shares or other similar event affects the Shares such that an adjustment is required to preserve the benefits or potential benefits intended to be made available under this Plan, the Board may make adjustments to the number of Shares that may be awarded and the number of Shares subject to outstanding Grants under this Plan. Any new or additional Shares or other securities to which a Non-Employee Director, by virtue of Grants hereunder, becomes entitled due to any such adjustment, shall be held by the Trustee in trust and shall be dealt with in the same manner as the Shares giving rise thereto are distributed. The Trustee shall sell any other instrument or property so received that does not give the holder the right to acquire Shares and shall distribute the sales proceeds to the respective participants.

ARTICLE IV. CESSATION OF SERVICE UNDER SPECIAL CIRCUMSTANCES.

    SECTION 1. DEATH OR DISABILITY. Anything to the contrary notwithstanding, if a Non-Employee Director: (a) dies; or (b) suffers an irreversible incapacity or disability before any Shares granted to him or her have become vested, then all such Shares which are still forfeitable shall immediately be deemed vested and nonforfeitable. A Non-Employee Director shall be deemed to have suffered an irreversible incapacity or disability for purposes of this Plan if, based on competent medical advice satisfactory to the Board, he or she is prevented from performing the duties of Director because of an irreversible incapacity or disability for a period of six (6) months.

    SECTION 2. CESSATION OF SERVICE FOLLOWING CHANGE IN CONTROL. Notwithstanding anything herein to the contrary, if a Non-Employee Director's relationship as a Director of the Company is terminated and if such termination occurs within four years following a change in control of the Company, then all Shares that have been Granted to him or her and that may still be forfeitable shall immediately be deemed vested and nonforfeitable. For purposes of this Section 2, Article IV, a "change in control of the Company" means (i) the purchase or other acquisition (other than from the Company) by any person, entity or group of persons, within the meaning of Sections 13(d) or 14(d) of the Exchange Act of 1934 ("Exchange Act") (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the Company's then outstanding Shares or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of Directors; or (ii) individual members of the Board, as of November 1, 2002 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to November 1, 2002 whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial election to office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a party other than the Board; or (iii) approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the surviving entity's then outstanding shares of common stock or the surviving entity's combined voting power entitled to vote generally in the election of directors, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company's assets. In making this computation as to any Company shareholder who was also an equity owner in any other party to such reorganization, merger, or consolidation prior to consummating such transaction, only the common stock or voting power relating to such shareholder's equity interests in the Company shall be counted toward the 50% threshold in the prior sentence.

ARTICLE V. MISCELLANEOUS PROVISIONS.

    SECTION 1. GOVERNING LAW. This Plan and all actions taken hereunder shall be governed by the laws of the State of Missouri.

    SECTION 2. WITHHOLDING. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any event or action under this Plan.

    SECTION 3. EFFECTIVE DATE AND TERM OF GRANTING SHARES. This Plan has been amended and restated effective as of November 1, 2002, subject to approval by the Company's shareholders, and the granting of Shares hereunder shall terminate as of November 1, 2012. All references to service by a Participant as a Non-Employee Director of the Company in this Plan shall include any service such Participant provided to Laclede Gas Company as a Non-Employee Director prior to October 1, 2001 as well as any service provided to the Company as a Non-Employee Director on and after October 1, 2001.

ARTICLE VI. AMENDMENTS.

    SECTION 1. AMENDMENT OR TERMINATION OF PLAN. Subject to Section 2 below, the Board may from time to time amend this Plan or discontinue this Plan or any provision thereof; provided, however, that no amendment may be made that would (a) change the types of awards under this Plan,
(b) materially increase the aggregate number of Shares that may be granted under this Plan (except for the equitable adjustments referred to in Article III, Section 5 above), (c) change the category of Directors eligible to receive Shares under this Plan, (d) materially extend the period during which Grants may be made under this Plan, or (e) amend Articles II and III of this Plan more than once every six months, other than to comport with changes in the Internal Revenue Code or the rules thereunder.

    SECTION 2. EFFECT ON SHARES GRANTED. No amendment or discontinuation of this Plan or any provision thereof shall, without the written consent of the Non-Employee Director, adversely affect any Shares theretofore granted to such Non-Employee Director under this Plan.

                                                               APPENDIX F

                         THE LACLEDE GROUP, INC.
                          EQUITY INCENTIVE PLAN

    1. PURPOSE. The purpose of The Laclede Group, Inc. Equity Plan (the "Plan") is to encourage key employees of The Laclede Group, Inc. (the "Company") and such subsidiaries of the Company as the Administrator designates, to acquire shares ("Shares") of common stock, $1.00 par value, of the Company ("Common Stock") or to receive monetary payments based on the value of such stock or based upon achieving certain goals on a basis mutually advantageous to such employees and the Company and thus provide an incentive for employees to contribute to the success of the Company and align the interests of key employees with the interests of the shareholders of the Company.

    2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company ("Board") or the Compensation Committee of the Board as determined by the Board (the "Administrator").

    The authority to select persons eligible to participate in the Plan, to grant benefits in accordance with Section 5 of the Plan, and to establish the timing, pricing, amount and other terms and conditions of such grants (which need not be uniform with respect to the various Participants or with respect to different grants to the same Participant), may be exercised by the Administrator in its sole discretion. No grant shall have a term in excess of ten (10) years nor have a vesting period of less than one year, nor shall any stock option be granted at less than fair market value on the date of grant. An award of a benefit under this Plan ("Award") shall be evidenced by an award agreement that shall set forth the terms and conditions applicable to that Award, including applicable provisions in the event of the termination of employment, retirement, death or disability of the Participant. In the event of any inconsistency between the terms of such an award agreement and terms of this Plan, the terms of the Plan shall prevail. An award of stock options or stock appreciation rights under this Plan is intended to be exempt for the one million dollar limit on deductible compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

    Subject to the provisions of the Plan, the Administrator shall have exclusive authority to interpret and administer the Plan, to establish appropriate rules relating to the Plan, to delegate some or all of its authority under the Plan and to take all such steps and make all such determinations in connection with the Plan and the benefits granted pursuant to the Plan as it may deem necessary or advisable. Any decision of the Administrator in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Administrator shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions); provided, however, that in no event shall any Award be subject to repricing without shareholder approval. The Administrator shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of an Award. Unless the Administrator specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. In no event shall any Participant receive a loan from the Company or any subsidiary (directly or indirectly) in connection with any Award hereunder. Whenever used herein, the term "Fair Market Value" means, with respect to a share of Common Stock on a particular date, the closing price on the New York Stock Exchange on the particular date. If the New York Stock Exchange is not open for trading on that date, Fair Market Value shall be the average of the closing prices on the nearest trading date before and the nearest trading date after that date.

    Notwithstanding any provision of the Plan to the contrary, Awards under the Plan may be reduced, but not increased, by the administrator of any performance incentive plan of the Company established to provide for the payment of qualified performance-based compensation that is not subject to the deduction limit in Section 162(m) of the Code.

    3. SHARES RESERVED UNDER THE PLAN. Subject to the provisions of
Section 12 (relating to adjustment for changes in capital stock) an aggregate number of one million two hundred fifty thousand (1,250,000) shares of Common Stock of the Company shall be available for issuance under the Plan. The shares of Common Stock issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

    As used in this Section, the term "Plan Maximum" shall refer to the number of shares of Common Stock of the Company that are available for issuance pursuant to the Plan. Stock underlying outstanding options, stock appreciation rights, or performance awards will reduce the Plan Maximum. Shares underlying expired, canceled or forfeited options, stock appreciation rights or performance awards shall be added back to the Plan Maximum. When the exercise price of stock options is paid by delivery of shares of Common Stock of the Company, or if the Administrator approves the withholding of shares from a distribution in payment of the exercise price, the Plan Maximum shall be reduced by the net (rather than the gross) number of shares issued pursuant to such exercise, regardless of the number of shares surrendered or withheld in payment. Restricted stock issued pursuant to the Plan will reduce the Plan Maximum while outstanding even while subject to restrictions. Shares of restricted stock shall be added back to the Plan Maximum if such restricted stock is forfeited.

    Notwithstanding the above, the maximum number of Shares subject to stock options or stock appreciation rights that may be awarded under the Plan to any individual in any calendar year shall not exceed one hundred twenty-five thousand (125,000) Shares. The number of Shares granted in the form of Restricted Stock or Stock Units to all Participants shall not exceed one hundred twenty-five thousand (125,000) Shares. The limitations of this paragraph shall be adjusted in accordance with Section 12.

    4. PARTICIPANTS. Participants will consist of such officers and key employees of the Company or any designated subsidiary as the Administrator in its sole discretion shall determine ("Participant"). Designation of a Participant in any year shall not require the Administrator to designate such person to receive a benefit in any other year or to receive the same type or amount of benefit as granted to the Participant in any other year or as granted to any other Participant in any year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective benefits.

    5. TYPES OF BENEFITS. The following benefits may be granted under the
Plan: (a) stock appreciation rights ("SARs"); (b) restricted stock ("Restricted Stock"); (c) performance awards ("Performance Awards"); (d) incentive stock options ("ISOs"); (e) nonqualified stock options ("NQSOs"); and (f) Stock Units, all as described below; as well as any other stock-based awards not inconsistent with the overall purpose of the Plan.

    6. STOCK APPRECIATION RIGHTS. A SAR is the right to receive all or a portion of the difference between the fair market value of a share of Common Stock at the time of exercise of the SAR and the exercise price of the SAR established by the Administrator, subject to such terms and conditions set forth in a SAR agreement as may be established by the Administrator in its sole discretion. At the discretion of the Administrator, SARs may be exercised (a) in lieu of exercise of an option, (b) in conjunction with the exercise of an option, (c) upon lapse of an option, (d) independent of an option or (e) each of the above in connection with a previously awarded option under the Plan. If the option referred to in (a), (b) or (c) above qualified as an ISO pursuant to
Section 422 of the Internal Revenue Code of 1986 ("Code"), the related SAR shall comply with the applicable provisions of the Code and the regulations issued thereunder. At the time of grant, the Administrator may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a SAR, and may impose conditions on exercise of a SAR. At the discretion of the Administrator, payment for SARs may be made in cash or shares of Common Stock of the Company, or in a combination thereof. SARs will be exercisable not later than ten years after the date they are granted and will expire in accordance with the terms established by the Administrator.

    7. RESTRICTED STOCK. Restricted Stock is Common Stock of the Company issued or transferred under the Plan (other than upon exercise of stock options or as Performance Awards) subject to such terms and conditions set forth in a Restricted Stock agreement as may be established by the Administrator in its sole discretion. In the case of any Restricted
Stock:

    (a) The period of restriction shall be established by the Administrator for any grants of Restricted Stock.

    (b) Restricted Stock may be subject to (i) restrictions on the sale or other disposition thereof; (ii) rights of the Company to reacquire such Restricted Stock upon termination of the Participant's employment within specified periods; (iii) representation by the Participant that he or she intends to acquire Restricted Stock for investment and not for resale; and (iv) such other restrictions, conditions and terms as the Administrator deems appropriate.

    (c) The Participant shall be entitled to all dividends paid with respect to Restricted Stock during the period of restriction and shall not be required to return any such dividends to the Company in the event of the forfeiture of the Restricted Stock.

    (d) The Participant shall be entitled to vote the Restricted Stock during the period of restriction.

    (e) The Administrator shall determine whether Restricted Stock is to be delivered to the Participant with an appropriate legend imprinted on the certificate or if the shares are to be issued in the name of a nominee or deposited in escrow pending removal of the restrictions.

    8. PERFORMANCE AWARDS. Performance Awards are Common Stock of the Company, monetary units or some combination thereof, to be issued without any payment therefor, in the event that certain performance goals established by the Administrator are achieved over a period of time designated by the Administrator. The goals established by the Administrator may relate to the Company or to a subsidiary, or both, and may include measures of operating stability and reliability, efficiencies, employee safety and attendance, return on average total capital employed, return on assets, return on equity, return on investments, earnings per share, net income, increases in share price, total shareholder returns, cash flow and cash flow return on investment, credit rating or credit worthiness, levels of operating expense, or measures of customer service or satisfaction, as may be established by the Administrator; provided that the Administrator shall be permitted to adjust or modify goals or Performance Awards upon the occurrence or existence of extraordinary corporate events, or other circumstances that, in the good faith determination of the Administrator, warrant such adjustment or modification. In the event the minimum entity goal is not achieved at the conclusion of the period, no payment shall be made to the Participant. Actual payment of the award earned shall be in cash or in Common Stock of the Company or in a combination of both, as the Administrator in its sole discretion determines. If Common Stock of the Company is used, the Participant shall not have the right to vote and receive dividends until the goals are achieved and the actual shares are issued.

    9. INCENTIVE STOCK OPTIONS. ISOs are stock options awarded to employees to purchase shares of Common Stock at not less than 100% of the Fair Market Value of the shares on the date the option is granted (110% if the optionee owns stock possessing more than 10% of the combined voting power of all owners of stock of the Company or a subsidiary), subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion that conform to the requirements of Section 422 of the Code. Such purchase price may be paid (a) by payment in cash or cash equivalent, (b), in the discretion of the Administrator, by the delivery of shares of Common Stock already owned by the Participant for at least six months, (c) in the discretion of the Administrator, by using shares of Common Stock that would otherwise have been received by the Participant upon exercise of the option (which method may be restricted to a cashless exercise procedure involving a broker or dealer), or (d) in the discretion of the Administrator, by a combination of any of the foregoing, in the manner and subject to the restrictions provided in the option agreement. The aggregate Fair Market Value (determined as of the time an option is granted) of the stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under all option plans of the Company and its subsidiary corporations) shall not exceed $100,000.

    10. NONQUALIFIED STOCK OPTIONS. NQSOs are nonqualified stock options to purchase shares of Common Stock at not less than the Fair Market Value of the shares on the date the options are granted, subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion. The purchase price may be paid
(a) by payment in cash or cash equivalent, (b), in the discretion of the Administrator, by the delivery of shares of Common Stock already owned by the Participant for at least six months, (c), in the discretion of the Administrator, by using shares of Common Stock that would otherwise have been received by the Participant upon exercise of the option (which method may be restricted to a cashless exercise procedure involving a broker or dealer) or (d) in the discretion of the Administrator, by a combination of any of the foregoing, in the manner and subject to the restrictions provided in the option agreement.

    11. STOCK UNITS. A Stock Unit represents the right to receive a share of Common Stock from the Company at a designated time in the future, subject to such terms and conditions set forth in a Stock Unit agreement as may be established by the Administrator in its sole discretion. The Participant generally does not have the rights of a shareholder until receipt of the Common Stock. The Administrator may in its discretion provide for payments in cash, or adjustment in the number of Stock Units, equivalent to the dividends the Participant would have received if the Participant had been the owner of shares of Common Stock instead of the Stock Units.

    12. ADJUSTMENT PROVISIONS.

    (a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan and the number of shares covered by each outstanding benefit shall be adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such benefit shall not be changed. Benefits may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence. Fractional shares shall be rounded down to the nearest whole share.

    (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

    13. CHANGE IN CONTROL. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control of the Company, as defined below:

    (a) If a Participant's employment with the Company and its subsidiaries is terminated by the Company or subsidiary within the period beginning on the date of the Change in Control and ending on the second anniversary of such date, and such termination is not for Cause (as defined below), (i) all outstanding ISOs and NQSOs granted to such Participant shall be immediately fully vested and exercisable and (ii) a prorata portion of SARs granted to such Participant that have not become exercisable shall be vested and exercisable and a prorata portion of any restrictions on Restricted Stock or Stock Units shall lapse, such vesting and lapse of restrictions determined based on the period of time from the date of grant to the date the Participant's employment terminates, the term of such Award, and the portion of such Award that was vested or with respect to which restrictions lapsed prior to the date the Participant's employment terminates; and

    (b) Any Performance Awards outstanding as of the date of the Change of Control shall be payable immediately following such change and shall be computed as if target performance were achieved. Any such Award shall be prorated to the date of the Change of Control based on the period of time elapsed from the date of the Award to the date of the Change in Control over the performance period for such Award.

    For purposes of this section, "Change in Control" means:

    (i) The purchase or other acquisition (other than from the Company) by any person, entity or group of persons, within the meaning of Sections 13(d) or 14(d) of the Exchange Act of 1934 ("Exchange Act") (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the Company's then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

    (ii) Individual members of the Board of Directors, as of October 1, 2002 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to October 1, 2002 whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial election to office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a party other than the Board of Directors of the Company; or

    (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the surviving entity's then outstanding shares of common stock or the surviving entity's combined voting power entitled to vote generally in the election of directors, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company's assets. In making this computation as to any Company shareholder who was also an equity owner in any other party to such reorganization, merger, or consolidation prior to consummating such transaction, only the common stock or voting power relating to such shareholder's equity interests in the Company shall be counted toward the 50% threshold in the prior sentence.

    "Cause" means termination of a Participant's employment with the Company or any of its subsidiaries upon:

    (i) Willful and continued failure by the Participant to perform substantially the duties of employment assigned by the Company (other than any such failure resulting from incapacity due to physical or mental illness) after a demand for substantial performance has been delivered by the Company, which specifically identifies the manner in which it is believed that the Participant has not substantially performed such duties; or

    (ii) Willful engagement by the Participant in misconduct that is materially injurious to the Company.

    For purposes of this definition, no act, or failure to act, on the Participant's part shall be considered willful unless done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant's action or omission was in the best interest of the Company and its subsidiaries. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company and its subsidiaries.

    14. NONTRANSFERABILITY. Each benefit granted under the Plan to an employee shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, NQSOs granted under the Plan may be transferred, without consideration, to a Permitted Transferee (as defined below). Benefits granted under the Plan shall be exercisable, during the Participant's lifetime, only by the Participant; provided that NQSOs may be exercisable by a Permitted Transferee. In the event of the death of a Participant, exercise or payment shall be made only:

    (a) By or to the Permitted Transferee, executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the benefit shall pass by will or the laws of descent and distribution; and

    (b) To the extent that the deceased Participant or the Permitted Transferee, as the case may be, was entitled thereto at the date of his death.

    For purposes of this Section, "Permitted Transferee" shall include
(i) one or more members of the Participant's family, (ii) one or more trusts for the benefit of the Participant and/or one or more members of the Participant's family, or (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the Participant and members of the Participant's family exceed 80% of all interests. For this purpose, the Participant's family shall include only the Participant's spouse, children and grandchildren.

    15. TAXES. The Company shall be entitled to withhold the amount necessary to enable the Company to remit to the appropriate government entity or entities the amount of any tax required to be withheld from wages attributable to any amounts payable or shares deliverable under the Plan, after giving the person entitled to receive such payment or delivery notice as far in advance as practicable. The Company may defer making payment or delivery as to any benefit if any such tax is payable until indemnified to its satisfaction.

The person entitled to any such delivery may, by notice to the Company at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on the Fair Market Value of the Common Stock on the date of such notice.

    16. TENURE. A Participant's right, if any, to continue to serve the Company and its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.

    17. RULES OF CONSTRUCTION. The terms of the Plan shall be constructed in accordance with the laws of the State of Missouri; provided that the terms of the Plan as they relate to ISOs shall be construed first in accordance with the meaning under and in a manner that will result in the Plan satisfying the requirements of the provisions of the Code governing incentive stock options.

    18. DURATION, INTERPRETATION, AMENDMENT AND TERMINATION. No benefit shall be granted more than ten years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any benefit granted within such period may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other person as may then have an interest therein. To the extent that any stock options or other benefits granted under the Plan within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Administrator, and to the extent that any such stock options or other benefits would so qualify within the terms of the Plan, the Administrator shall have full and complete authority to grant stock options or other benefits that so qualify (including the authority to grant, simultaneously or otherwise, stock options or other benefits which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such stock option or other benefits under the Plan.

    The Board may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any outstanding Award or change the terms and conditions thereof to the detriment of the Participant without such Participant's consent. Subject to Section 12, to the extent necessary to comply with or get an exemption from any provision of the Code, including regulations thereunder, or of the Securities Exchange Act of 1934, as amended, no amendment of the Plan shall, without approval of the stockholders of the Company, (a) increase the total number of shares which may be issued under the Plan or increase the amount or type of benefits that may be granted under the Plan, or (b) modify the requirements as to eligibility for benefits under the Plan.

    19. EFFECTIVE DATE. This The Laclede Group, Inc. Equity Plan shall become effective as of the date it is adopted by the Board of the Company subject only to approval by a majority of the shares of the Company's common stock voted on the plan within twelve months before or after the adoption of the Plan by the Board.

    The undersigned hereby certifies that this The Laclede Group, Inc. Equity Plan was adopted by the Board of the Company at its meeting on September 26, 2002.

                             By:
                                  ---------------------------------------
                                  Douglas H. Yaeger
                                  Chairman of the Board,
                                    President and Chief Executive Officer

                             Date:
                                  ---------------------------------------

                           The Laclede Group, Inc.
                              720 Olive Street
                        Saint Louis, Missouri, 63101

                              December 24, 2002

To our shareholders:

     We are pleased to invite you to our annual meeting of shareholders to be held on January 30, 2003 at 10:00 a.m. at the Marriott Pavilion Hotel, One Broadway, St. Louis, Missouri.

     Every vote is important. You can vote in one of three ways; use the toll free number shown on your proxy card, visit the website shown on your proxy card to vote via the Internet, or mark, sign, date and promptly return the proxy card in the enclosed postage paid envelope. We ask that you please vote your proxy--even if you plan to attend the meeting.

     This year's meeting has added importance, as we are seeking your approval of the restricted stock plan for non-employee directors, which was originally implemented in 1990, and The Laclede Group equity plan. We describe the reasons for the two plans in the proxy statement and recommend their approval to attract and retain our directors and our key employees needed to execute our long-term strategy. In addition, you will vote on electing three directors and ratification of appointment of independent accountants, which are also described in the enclosed proxy statement.

     If you plan on attending the meeting and you are a shareholder of record, you may attend the annual meeting by checking in with our representatives at the desk outside the meeting room. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the meeting, you must show proof of ownership of our common stock at the desk.

     We thank you in advance for your vote this year.

                                            Sincerely,

                                            /s/ Douglas H. Yaeger

                                            Douglas H. Yaeger
                                            Chairman of the Board, President
                                            And Chief Executive Officer


------------------------------------------------------------------------------


------------------------------------------------------------------------------

                            THE LACLEDE GROUP, INC.
                        ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 30, 2003

                            YOUR VOTE IS IMPORTANT!

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Mary C. Kullman, Barry C. Cooper, Douglas H. Yaeger, and each of them, as the undersigned's proxies (with power of substitution), to represent and to vote at the Annual Meeting of Shareholders of The Laclede Group, Inc. to be held January 30, 2003 at 10:00 a.m., at the Marriott Pavilion Hotel, One Broadway, St. Louis, Missouri, and at any adjournment(s) or postponement(s) thereof, subject to the directions designated below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THE PROXY WILL
BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 AND IN THEIR DISCRETION, THE PROXIES
ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

COMMENTS:
         --------------------------------------------------------------------

         --------------------------------------------------------------------

         --------------------------------------------------------------------
                 (If you noted any comments above, please mark the
                       corresponding box on the reverse side.)

                           (TO BE SIGNED ON REVERSE SIDE)

-------------------------------------------------------------------------------

[THE LACLEDE GROUP LOGO]               VOTE BY INTERNET www.proxyvote.com
THE LACLEDE GROUP, INC.                Use the Internet to transmit your voting
C/O UMB BANK - NA                      instructions and for electronic delivery
928 GRAND BOULEVARD, 13TH FLOOR        of information up until 11:59 P.M.
KANSAS CITY, MO 64106                  Eastern Time the day before the cut-off
                                       date or meeting date. Have your proxy
                                       card in hand when you access the web
                                       site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

                                       VOTE BY TELEPHONE - 1-800-690-6903
                                       Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                       Your Internet and telephone votes
                                       authorize the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

                                       VOTE BY MAIL
                                       Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Laclede Group, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                                         IF YOU VOTE BY INTERNET OR TELEPHONE,
                                        PLEASE DO NOT RETURN YOUR PROXY BY MAIL.

                                                THANK YOU FOR YOUR VOTE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                     LCLEDE   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
THE LACLEDE GROUP, INC.

    1. Election of directors: 01) Arnold W. Donald     FOR  WITHHOLD  FOR ALL
                                                       ALL     ALL    EXCEPT
                              02) C. Ray Holman
                                                       / /     / /      / /
                              03) William E. Nasser

       To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

       ----------------------------------------------------

                                                          FOR  AGAINST  ABSTAIN
    VOTE ON PROPOSALS

    2. Approval of the restricted stock plan for
       non-employee directors.                            / /    / /      / /

    3. Approval of The Laclede Group equity plan.         / /    / /      / /

    4. Ratification of the appointment of Deloitte
       & Touche LLP as independent auditors.              / /    / /      / /

    Please date and sign exactly as your name appears. If shares are held by joint tenants, both must sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, sign in partnership name by authorized person.

       For comments, please check this box and / / write them on the back where indicated.

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------
Signature (PLEASE SIGN WITHIN BOX) Date  Signature (JOINT OWNERS)           Date

--------------------------------------------------------------------------------

                                   APPENDIX


     Page 14 of the printed proxy statement contains a Stock Performance Graph. The information contained within the graph is presented in a tabular format immediately following the graph.